UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08603

Name of Fund:  BlackRock Debt Strategies Fund, Inc. (DSU)

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Debt Strategies Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 02/29/2016

Date of reporting period: 02/29/2016

Item 1 – Report to Stockholders

FEBRUARY 29, 2016

ANNUAL REPORT

BlackRock Debt Strategies Fund, Inc. (DSU)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. With U.S. growth outpacing the global economic recovery while inflationary pressures remained low, investors spent most of 2015 anticipating the curtailment of the Federal Reserve’s near-zero interest rate policy, which ultimately came in December. In contrast, the European Central Bank and the Bank of Japan took measures to stimulate growth. In this environment, the U.S. dollar strengthened considerably, causing profit challenges for U.S. exporters and high levels of volatility in emerging market currencies and commodities.

Global market volatility increased in the latter part of 2015 and continued into early 2016. Oil prices collapsed in mid-2015 due to excess supply, and remained precarious while the world’s largest oil producers sought to negotiate a deal. Developing countries, many of which rely heavily on oil exports to sustain their economies, were particularly affected by falling oil prices. Meanwhile, China, one of the world’s largest oil consumers, exhibited further signs of slowing economic growth. This, combined with a depreciating yuan and declining confidence in the country’s policymakers, stoked worries about the potential impact of China’s weakness on the broader global economy.

Toward the end of the period, volatility abated as investors were relieved to find that conditions were not as bad as previously feared. While the recent selloff in risk assets has resulted in more reasonable valuations and some appealing entry points, investors continue to face mixed economic data and uncertainty relating to oil prices, corporate earnings and an unusual U.S. presidential election season.

For the 12-month period, higher quality assets such as U.S. Treasuries, municipal bonds and investment grade corporate bonds generated positive returns, while risk assets such as equities and high yield bonds broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of February 29, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(0.92)%	(6.19)%
U.S. small cap equities (Russell 2000® Index)	(10.16)	(14.97)
International equities (MSCI Europe, Australasia, Far East Index)	(9.48)	(15.18)
Emerging market equities (MSCI Emerging Markets Index)	(8.85)	(23.41)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.06	0.08
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	5.01	4.11
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.20	1.50
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.56	3.78
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(5.57)	(8.26)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of February 29, 2016

Fund Overview

BlackRock Debt Strategies Fund, Inc.’s (DSU) (the “Fund”) primary investment objective is to seek to provide current income by investing primarily in a diversified portfolio of U.S. companies’ debt instruments, including corporate loans, which are rated in the lower rating categories of the established rating services (BBB or lower by S&P’s or Baa or lower by Moody’s) or unrated debt instruments, which are in the judgment of the investment adviser of equivalent quality. Corporate loans include senior and subordinated corporate loans, both secured and unsecured. The Fund may invest directly in debt instruments or synthetically through the use of derivatives. The Fund’s secondary objective is to provide capital appreciation.

No assurance can be given that the Fund’s investment objectives will be achieved.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	DSU
Initial Offering Date	March 27, 1998
Current Distribution Rate on Closing Market Price as of February 29, 2016 ($3.32)[1]	7.23%
Current Monthly Distribution per Common Share[2]	$0.02
Current Annualized Distribution per Common Share[2]	$0.24
Economic Leverage as of February 29, 2016[3]	21%

[1]

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

[2]	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

[3]

Represents bank borrowings outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 6.

Performance and Portfolio Management Commentary

Returns for the 12 months ended February 29, 2016 were as follows:

	Returns Based On
	Market Price	NAV
DSU[1,2]	(6.03)%	(4.73)%
Lipper High Yield Funds (Leveraged)[3]	(13.14)%	(11.36)%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Fund’s absolute performance based on NAV:

What factors influenced performance?

•

The high yield and bank loan markets were sharply lower over the 12-month period. Both markets were hurt by broader concerns surrounding risk assets. In the case of the high yield sector, energy woes fueled downward price action, while the bank loan market struggled with a tenuous technical backdrop. While both sectors witnessed declines, the Fund’s exposure to names in the health care, gaming and wirelines sectors aided performance.

•

Credit markets continued to suffer based on a tumultuous commodity backdrop, where declines persisted into year end and the early portion of 2016. Although the Fund’s energy exposure was modest, holdings there still represented the most notable detractor during the period.

Describe recent portfolio activity.

•

The Fund began the period somewhat conservatively positioned, and continued to reduce risk throughout the 12 months as market volatility persisted. The investment advisor currently anticipates keeping more moderate risk levels in the near-to-medium term as uncertainties around commodities and the broader macroeconomic backdrop remain heightened, and equities continue to fluctuate with no clear trajectory. From a sector standpoint, the Fund added to names in the technology and health care sectors, while reducing exposure within the electric and commodity sectors (energy and metals & mining) as market stresses intensified throughout the period.

Describe portfolio positioning at period end.

•

At period end, the Fund was positioned with a bias for the mid-to-upper ratings tiers (BB and B- rated credits) versus the lower-rated, potentially riskier CCC issuers. Significant positions included Level 3 Communications, Inc. (wirelines), First Data Corp. (technology) and Zayo (wirelines). Issuer selection remained centered on favorable cash flows and/or identification of a specific catalyst for price improvement. The Fund held a majority of its assets in high yield bonds and bank loans, with the remainder in collateralized loan obligations, investment grade credit, equity and hybrid securities (convertibles and preferreds).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Market Price and Net Asset Value Per Share Summary
	2/29/16	2/28/15	Change	High	Low
Market Price	$3.32	$3.81	(12.86)%	$3.83	$3.07
Net Asset Value	$3.79	$4.29	(11.66)%	$4.31	$3.69

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments

Portfolio Composition	2/29/16		2/28/15
Floating Rate Loan Interests	49%		54%
Corporate Bonds	45		43
Asset-Backed Securities	3		2
Investment Companies	2		—
Short-Term Securities	1		—
Other Interests[1]	—		—
Common Stocks	—	[1]	1
Other[2]	—		—

[1]	Representing less than 1% of the Fund’s total investments.

[2]	Includes a less than 1% holding in each of the following investment types: Non-Agency Mortgage-Backed Securities, Options Purchased, Preferred Securities and Warrants.

Credit Quality Allocation[3,4]	2/29/16	2/28/15
BBB/Baa	9%	7%
BB/Ba	43	41
B	37	43
CCC/Caa	5	5
N/R	6	4

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s or Moody’s Investors Service. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Excludes Short-Term Securities.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	5

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume the Fund’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Fund had not used leverage. Furthermore, the value of the

Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Fund’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Fund’s NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Fund’s shares than if the Fund was not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Fund’s investment advisor will be higher than if the Fund did not use leverage.

The Fund may utilize leverage through a credit facility as described in the Notes to Consolidated Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is permitted to issue debt up to 33 1/3% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Consolidated Financial Statements.

6	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments February 29, 2016	(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Capital Markets — 0.2%
E*Trade Financial Corp. (a)		57,350	$1,345,433
Chemicals — 0.1%
GEO Specialty Chemicals, Inc. (a)		481,806	192,722
GEO Specialty Chemicals, Inc. (a)(b)		557,488	222,995
LyondellBasell Industries NV, Class A		26	2,086

			417,803
Diversified Financial Services — 0.0%
Kcad Holdings I Ltd. (a)		1,075,282,733	10,753
Diversified Telecommunication Services — 0.0%
Broadview Networks Holdings, Inc. (a)		5,037	7,052
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc. (a)(c)		10,718	137,544
Media — 0.0%
Adelphia Communications Corp., Class A (a)		400,000	1,500
Adelphia Recovery Trust (a)		396,568	496

			1,996
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (a)		1,707	40,319
Total Common Stocks — 0.3%			1,960,900

Asset-Backed Securities	Par (000)
ACAS CLO Ltd., Class D (b)(d):
Series 2014-2A, 4.52%, 1/15/27	USD	2,500	2,106,830
Series 2015-1A, 4.27%, 4/18/27		280	230,037
Adirondack Park CLO Ltd., Series 2013-1A, Class D, 4.27%, 4/15/24 (b)(d)		350	300,703
ALM Loan Funding, Series 2013-7RA (b)(d):
Class C, 4.07%, 4/24/24		605	546,084
Class D, 5.62%, 4/24/24		1,150	1,052,224
ALM VII R-2 Ltd., Series 2013-7R2A, Class C, 4.07%, 4/24/24 (b)(d)		250	236,369
ALM XIV Ltd., Series 2014-14A, Class C, 4.07%, 7/28/26 (b)(d)		463	386,836
Anchorage Capital CLO Ltd., Series 2015-6A, Class E1, 5.52%, 4/15/27 (b)(d)		750	559,875
Apidos CDO, Series 2015-21A, Class C, 4.17%, 7/18/27 (b)(d)		250	212,825
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class B2L, 6.87%, 8/15/24 (b)(d)		340	275,592

Asset-Backed Securities	Par (000)		Value
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 4.32%, 10/15/26 (b)(d)	USD	1,240	$1,035,284
Atrium CDO Corp., Series 9A, Class D, 3.91%, 2/28/24 (b)(d)		1,300	1,110,301
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class C, 4.12%, 7/15/24 (b)(d)		900	736,699
BlueMountain CLO Ltd., Class E (b)(d):
Series 2014-4A, 5.71%, 11/30/26		250	188,283
Series 2015-2A, 5.97%, 7/18/27		250	181,260
Carlyle Global Market Strategies CLO Ltd. (b)(d):
Series 2012-4A, Class D, 5.12%, 1/20/25		900	846,352
Series 2013-1A, Class C, 4.62%, 2/14/25		250	220,920
Series 2015-2A, Class C, 4.37%, 4/27/27		250	225,470
Series 2015-2A, Class D, 5.92%, 4/27/27		1,000	794,730
CFIP CLO Ltd., Series 2013-1A, Class D, 4.37%, 4/20/24 (b)(d)		1,500	1,266,735
CIFC Funding Ltd., Series 2014-3A, Class D, 4.02%, 7/22/26 (b)(d)		250	203,019
Highbridge Loan Management Ltd., Series 6A-2015 (b)(d):
Class D, 4.27%, 5/05/27		300	261,750
Class E1, 6.07%, 5/05/27		1,250	975,000
Madison Park Funding IX Ltd., Series 2012-9AR, Class DR, 4.47%, 8/15/22 (b)(d)		655	606,899
Madison Park Funding XI Ltd., Series 2013-11A, Class D, 4.12%, 10/23/25 (b)(d)		555	463,799
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class D, 3.97%, 4/15/26 (b)(d)		250	195,267
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class C, 4.37%, 11/14/25 (b)(d)		1,000	807,678
OZLM Funding Ltd., Series 2012-2A, Class C, 4.97%, 10/30/23 (b)(d)		500	468,522
OZLM IX Ltd., Series 2014-9A, Class C, 4.22%, 1/20/27 (b)(d)		1,000	816,301
OZLM VII Ltd., Series 2014-7A, Class C, 4.22%, 7/17/26 (b)(d)		500	409,482
OZLM XII Ltd., Series 2015-12A, Class C, 4.32%, 4/30/27 (b)(d)		340	279,065
Regatta Funding LP, Series 2013-2A, Class C, 4.62%, 1/15/25 (b)(d)		750	686,044
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.12%, 1/21/26 (b)(d)		500	409,251
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.07%, 4/15/26 (b)(d)		500	352,717
TICP CLO I Ltd., Series 2015-1A, Class D, 4.17%, 7/20/27 (b)(d)		250	203,048

Portfolio Abbreviations

ADS	American Depositary Shares	GBP	British Pound
CAD	Canadian Dollar	OTC	Over-the-Counter
CLO	Collateralized Loan Obligation	PIK	Payment-In-Kind
DIP	Debtor-In-Possession	SGD	Singapore Dollar
ETF	Exchange-Traded Fund	USD	U.S. Dollar
EUR	Euro

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	7

Consolidated Schedule of Investments (continued)

Asset-Backed Securities	Par (000)		Value
Venture XI CLO Ltd., Series 2012-11AR (b)(d):
Class DR, 4.57%, 11/14/22	USD	250	$220,910
Class ER, 6.77%, 11/14/22		250	199,385
Venture XII CLO Ltd., Series 2012-12A, Class D, 4.29%, 2/28/24 (b)(d)		250	203,877
Venture XX CLO Ltd., Series 2015-20A, Class D, 4.47%, 4/15/27 (b)(d)		250	215,425
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.22%, 7/15/27 (b)(d)		500	426,850
Voya CLO Ltd., Series 2012-2AR, Class ER, 6.62%, 10/15/22 (b)(d)		1,250	1,108,050
Webster Park CLO Ltd., Series 2015-1A (b)(d):
Class B1, 3.61%, 1/20/27		500	485,990
Class C, 4.56%, 1/20/27		500	458,555
Total Asset-Backed Securities — 3.2%			22,970,293

Corporate Bonds
Aerospace & Defense — 0.5%
Bombardier, Inc., 7.50%, 3/15/25 (b)		205	144,013
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21 (b)		307	323,117
Meccanica Holdings USA, Inc., 6.25%, 7/15/19 (b)		347	369,555
TransDigm, Inc.:
6.00%, 7/15/22		2,095	2,042,625
6.50%, 7/15/24		926	902,850

			3,782,160
Air Freight & Logistics — 0.2%
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	100	99,003
6.50%, 6/15/22 (b)	USD	1,520	1,438,300

			1,537,303
Airlines — 1.4%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (b)		712	704,880
American Airlines Group, Inc., 4.63%, 3/01/20 (b)		542	522,352
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (b)		3,153	3,216,219
Continental Airlines Pass-Through Trust, Series 2012-3, Class C, 6.13%, 4/29/18		2,390	2,467,675
Delta Air Lines Pass-Through Trust, Series 2009-1, Class B, 9.75%, 6/17/18		220	232,015
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		2,175	2,159,807
Virgin Australia Trust, Series 2013-1, Class C, 7.13%, 10/23/18 (b)		809	813,212

			10,116,160
Auto Components — 1.7%
Affinia Group, Inc., 7.75%, 5/01/21		1,200	1,236,000
Dakar Finance SA, (9.00% Cash) 9.00%, 11/15/20 (e)	EUR	100	101,022
Dana Holding Corp., 6.75%, 2/15/21	USD	180	182,700
Goodyear Tire & Rubber Co., 6.50%, 3/01/21		651	685,588
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		4,609	4,274,847

Corporate Bonds	Par (000)		Value
Auto Components (continued)
Jaguar Land Rover Automotive PLC:
5.00%, 2/15/22	GBP	100	$135,009
5.63%, 2/01/23 (b)	USD	425	426,063
Schaeffler Holding Finance BV (e):
(5.75% Cash or 6.50% PIK), 5.75%, 11/15/21	EUR	145	165,231
(6.25% Cash), 6.25%, 11/15/19 (b)	USD	738	768,442
(6.75% Cash), 6.75%, 11/15/22 (b)		3,522	3,733,320
(6.88% Cash), 6.88%, 8/15/18	EUR	285	318,904
Venture Holdings Co. LLC (a)(c):
12.00%, 7/01/49	USD	5,150	1
Series B, 9.50%, 7/01/05		5,125	1
ZF North America Capital, Inc., 2.75%, 4/27/23	EUR	100	101,714

			12,128,842
Banks — 1.0%
Allied Irish Banks PLC, 4.13%, 11/26/25 (d)		100	98,994
Banca Monte dei Paschi di Siena SpA, 3.63%, 4/01/19		100	104,162
Banco Espirito Santo SA (a)(c):
2.63%, 5/08/17		100	31,548
4.75%, 1/15/18		200	63,095
4.00%, 1/21/19		100	31,548
Bankia SA, 4.00%, 5/22/24 (d)		300	301,144
CIT Group, Inc.:
5.00%, 5/15/17	USD	950	972,562
5.25%, 3/15/18		1,434	1,475,227
6.63%, 4/01/18 (b)		295	310,119
5.50%, 2/15/19 (b)		3,099	3,207,465
5.00%, 8/01/23		130	130,000
Commerzbank AG, 7.75%, 3/16/21	EUR	200	253,741
Ibercaja Banco SA, 5.00%, 7/28/25 (d)		100	92,994
Lloyds Bank PLC, 11.88%, 12/16/21 (d)		12	14,102

			7,086,701
Beverages — 0.1%
Ball Corp., 5.00%, 3/15/22	USD	313	325,911
Constellation Brands, Inc.:
7.25%, 5/15/17		87	92,003
3.88%, 11/15/19		362	374,923
Horizon Holdings I SASU, 7.25%, 8/01/23	EUR	100	110,553

			903,390
Building Products — 1.0%
American Builders & Contractors Supply Co., Inc. (b):
5.63%, 4/15/21	USD	210	214,725
5.75%, 12/15/23		415	427,450
Building Materials Corp. of America, 6.00%, 10/15/25 (b)		1,174	1,193,078
Cemex SAB de CV, 4.38%, 3/05/23	EUR	100	92,195
CPG Merger Sub LLC, 8.00%, 10/01/21 (b)	USD	740	680,800
Masonite International Corp., 5.63%, 3/15/23 (b)		579	599,265
Ply Gem Industries, Inc., 6.50%, 2/01/22		1,160	993,250
Standard Industries, Inc. (b):
5.13%, 2/15/21		274	279,480
5.50%, 2/15/23		453	458,663
USG Corp.:
9.75%, 1/15/18		980	1,091,475
5.88%, 11/01/21 (b)		1,233	1,279,237

			7,309,618

See Notes to Consolidated Financial Statements.

8	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Capital Markets — 0.5%
American Capital Ltd., 6.50%, 9/15/18 (b)	USD	1,070	$1,091,400
Blackstone CQP Holdco LP, 9.30%, 3/19/19		1,388	1,304,448
E*Trade Financial Corp.:
5.38%, 11/15/22		773	803,449
Series A, 0.00%, 8/31/19 (f)(g)		100	227,950

			3,427,247
Chemicals — 1.6%
Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding BV, 7.38%, 5/01/21 (b)		151	160,437
Chemours Co., 7.00%, 5/15/25 (b)		258	187,050
GEO Specialty Chemicals, Inc., 7.50%, 10/30/18		6,155	6,339,820
Huntsman International LLC:
5.13%, 4/15/21	EUR	428	421,368
5.13%, 11/15/22 (b)	USD	1,931	1,766,865
Ineos Finance PLC, 4.00%, 5/01/23	EUR	100	101,687
NOVA Chemicals Corp., 5.25%, 8/01/23 (b)	USD	70	68,950
Platform Specialty Products Corp. (b):
10.38%, 5/01/21		156	142,350
6.50%, 2/01/22		2,317	1,876,770
WR Grace & Co-Conn, 5.13%, 10/01/21 (b)		118	122,720

			11,188,017
Commercial Services & Supplies — 1.1%
ADT Corp., 3.50%, 7/15/22		260	217,750
ARAMARK Corp., 5.75%, 3/15/20		1,599	1,650,967
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 3.16%, 12/01/17 (d)		190	190,000
Mobile Mini, Inc., 7.88%, 12/01/20		1,110	1,129,425
Modular Space Corp., 10.25%, 1/31/19 (b)		1,955	537,625
Silk Bidco AS, 7.50%, 2/01/22	EUR	150	163,586
United Rentals North America, Inc.:
7.38%, 5/15/20	USD	760	797,050
8.25%, 2/01/21		76	79,800
7.63%, 4/15/22		2,393	2,544,046
5.75%, 11/15/24		285	277,818
Verisure Holding AB, 6.00%, 11/01/22	EUR	125	139,381

			7,727,448
Communications Equipment — 1.3%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29	USD	1,605	1,633,087
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (b)		944	934,560
CommScope, Inc. (b):
4.38%, 6/15/20		574	584,045
5.50%, 6/15/24		272	263,840
Plantronics, Inc., 5.50%, 5/31/23 (b)		422	403,010
Zayo Group LLC/Zayo Capital, Inc.:
10.13%, 7/01/20		1,370	1,469,325
6.00%, 4/01/23		3,825	3,767,625

			9,055,492
Construction & Engineering — 0.7%
AECOM:
5.75%, 10/15/22		1,045	1,055,450
5.88%, 10/15/24		862	857,690
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (b)		1,905	1,395,413

Corporate Bonds	Par (000)		Value
Construction & Engineering (continued)
Safway Group Holding LLC/Safway Finance Corp., 7.00%, 5/15/18 (b)	USD	1,625	$1,645,312
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		350	325,938

			5,279,803
Construction Materials — 1.2%
Allegion US Holding Co., Inc., 5.75%, 10/01/21		117	122,558
HD Supply, Inc.:
7.50%, 7/15/20		4,769	5,019,372
5.25%, 12/15/21 (b)		2,410	2,524,475
PulteGroup, Inc., 5.50%, 3/01/26 (h)		652	659,335

			8,325,740
Consumer Finance — 1.1%
Ally Financial, Inc.:
6.25%, 12/01/17		30	31,238
5.13%, 9/30/24		1,605	1,617,037
4.63%, 3/30/25		216	209,520
8.00%, 11/01/31		5,031	5,540,389
Navient Corp.:
5.50%, 1/25/23		45	37,238
6.13%, 3/25/24		45	37,660
5.88%, 10/25/24		80	64,800

			7,537,882
Containers & Packaging — 1.1%
Ardagh Packaging Finance PLC, 9.13%, 10/15/20 (b)		600	619,500
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
3.51%, 12/15/19 (b)(d)		1,620	1,575,450
4.25%, 1/15/22	EUR	170	182,179
Ball Corp., 4.38%, 12/15/20	USD	665	694,925
Beverage Packaging Holdings Luxembourg II SA (b):
5.63%, 12/15/16		170	169,788
6.00%, 6/15/17		557	554,911
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 1/15/23		1,575	1,606,500
Crown European Holdings SA, 4.00%, 7/15/22	EUR	320	358,562
JH-Holding Finance SA, (8.25% Cash), 8.25%, 12/01/22 (e)		100	111,428
Sealed Air Corp. (b):
6.50%, 12/01/20	USD	120	134,400
5.13%, 12/01/24		1,250	1,296,875
5.50%, 9/15/25		334	353,205
SGD Group SAS, 5.63%, 5/15/19	EUR	100	106,316
Smurfit Kappa Acquisitions, 4.88%, 9/15/18 (b)	USD	200	206,600

			7,970,639
Diversified Consumer Services — 0.1%
Laureate Education, Inc., 9.25%, 9/01/19 (b)		427	217,770
Service Corp. International, 4.50%, 11/15/20		307	314,675

			532,445
Diversified Financial Services — 1.6%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust:
4.63%, 10/30/20		572	581,295

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	9

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Diversified Financial Services (continued)
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust: (continued)
5.00%, 10/01/21	USD	860	$882,575
4.63%, 7/01/22		725	725,906
Aircastle Ltd.:
5.13%, 3/15/21		80	80,200
5.50%, 2/15/22		510	509,363
Bank of America Corp.:
6.05%, 5/16/16		325	328,159
6.50%, 8/01/16		410	418,904
5.63%, 10/14/16		100	102,567
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	100	131,739
HSH Nordbank AG, 0.66%, 2/14/17 (d)	EUR	179	169,060
International Lease Finance Corp.:
5.88%, 4/01/19	USD	320	338,000
8.25%, 12/15/20		150	173,438
4.63%, 4/15/21		169	170,690
5.88%, 8/15/22		655	696,756
Jefferies Finance LLC/JFIN Co-Issuer Corp. (b):
7.38%, 4/01/20		625	481,250
6.88%, 4/15/22		516	363,780
MSCI, Inc., 5.75%, 8/15/25 (b)		507	546,926
ProGroup AG, 5.13%, 5/01/22	EUR	130	145,133
Reynolds Group Issuer, Inc.:
8.50%, 5/15/18	USD	257	257,000
9.88%, 8/15/19		308	317,240
5.75%, 10/15/20		3,099	3,184,222
6.88%, 2/15/21		266	275,310
UniCredit SpA, 6.95%, 10/31/22	EUR	100	120,087

			10,999,600
Diversified Telecommunication Services — 2.3%
CenturyLink, Inc.:
6.45%, 6/15/21	USD	570	578,903
Series V, 5.63%, 4/01/20		823	833,288
Frontier Communications Corp.:
6.25%, 9/15/21		505	447,556
7.13%, 1/15/23		235	204,377
7.63%, 4/15/24		2,011	1,759,625
6.88%, 1/15/25		1,565	1,318,513
Level 3 Financing, Inc.:
4.10%, 1/15/18 (d)		646	650,438
6.13%, 1/15/21		1,217	1,271,765
5.38%, 8/15/22		2,475	2,543,063
5.13%, 5/01/23		1,120	1,142,400
5.38%, 1/15/24 (b)		712	729,800
5.38%, 5/01/25		2,312	2,352,460
SoftBank Group Corp., 4.75%, 7/30/25	EUR	129	132,179
Telecom Italia Capital SA, 7.20%, 7/18/36	USD	280	260,400
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	100	132,577
Telecom Italia SpA:
6.38%, 6/24/19	GBP	200	297,313
3.25%, 1/16/23	EUR	150	162,026
5.88%, 5/19/23	GBP	300	437,974
Telenet Finance V Luxembourg SCA:
6.25%, 8/15/22	EUR	319	367,412
6.75%, 8/15/24		322	378,311

			16,000,380

Corporate Bonds	Par (000)		Value
Electric Utilities — 0.0%
Homer City Generation LP, (8.14% Cash), 8.14%, 10/01/19 (e)	USD	203	$131,674
Electrical Equipment — 0.0%
Belden, Inc., 5.50%, 4/15/23	EUR	109	113,566
Electronic Equipment, Instruments & Components — 0.5%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	660	701,250
5.00%, 9/01/23		326	334,150
5.50%, 12/01/24		2,678	2,765,035

			3,800,435
Energy Equipment & Services — 0.2%
Gates Global LLC/Gates Global Co., 5.75%, 7/15/22	EUR	200	157,738
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21	USD	18	14,850
6.75%, 8/01/22		182	151,970
GrafTech International Ltd., 6.38%, 11/15/20		150	87,000
MEG Energy Corp., 6.38%, 1/30/23 (b)		29	13,703
Transocean, Inc.:
3.00%, 10/15/17		509	458,100
6.00%, 3/15/18		674	542,570
6.50%, 11/15/20		220	129,800

			1,555,731
Environmental, Maintenance, & Security Service — 0.0%
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	100	99,538
Food & Staples Retailing — 0.4%
Rite Aid Corp.:
9.25%, 3/15/20		435	458,925
6.75%, 6/15/21		32	33,920
6.13%, 4/01/23 (b)		1,954	2,085,895

			2,578,740
Food Products — 0.6%
Acosta, Inc., 7.75%, 10/01/22 (b)		780	688,350
Boparan Finance PLC:
4.38%, 7/15/21		110	104,407
5.50%, 7/15/21	GBP	145	174,522
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (b)	USD	127	133,985
Post Holdings, Inc. (b):
7.75%, 3/15/24		837	916,515
8.00%, 7/15/25		508	560,070
Smithfield Foods, Inc.:
5.88%, 8/01/21 (b)		257	261,418
6.63%, 8/15/22		849	895,695
TreeHouse Foods, Inc., 6.00%, 2/15/24 (b)		274	288,385
WhiteWave Foods Co., 5.38%, 10/01/22		239	255,730

			4,279,077
Health Care Equipment & Supplies — 0.7%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (b)		595	428,400
DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (b)		1,542	1,291,425
Fresenius Medical Care US Finance, Inc., 5.75%, 2/15/21 (b)		1,495	1,614,600

See Notes to Consolidated Financial Statements.

10	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Health Care Equipment & Supplies (continued)
Kinetic Concepts, Inc./KCI USA, Inc., 7.88%, 2/15/21 (b)	USD	221	$227,630
Mallinckrodt International Finance SA (b):
4.88%, 4/15/20		350	346,500
5.75%, 8/01/22		990	977,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, 5.63%, 10/15/23 (b)		401	393,983

			5,280,163
Health Care Providers & Services — 4.7%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		1,990	1,973,085
6.50%, 3/01/24 (b)		122	125,965
Alere, Inc.:
7.25%, 7/01/18		1,500	1,571,250
6.38%, 7/01/23 (b)		406	445,585
Amsurg Corp., 5.63%, 7/15/22		2,628	2,706,840
Care UK Health & Social Care PLC, 5.59%, 7/15/19 (d)	GBP	100	117,785
Centene Escrow Corp. (b):
5.63%, 2/15/21	USD	716	748,220
6.13%, 2/15/24		423	448,909
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		776	778,910
6.88%, 2/01/22		2,134	1,829,905
DaVita HealthCare Partners, Inc.:
5.13%, 7/15/24		3,127	3,181,722
5.00%, 5/01/25		1,229	1,225,928
ExamWorks Group, Inc., 5.63%, 4/15/23		468	470,340
HCA Holdings, Inc., 6.25%, 2/15/21		510	539,325
HCA, Inc.:
3.75%, 3/15/19		1,048	1,067,545
6.50%, 2/15/20		1,744	1,931,829
7.50%, 2/15/22		1,055	1,191,939
5.88%, 3/15/22		1,148	1,231,230
4.75%, 5/01/23		1,898	1,928,842
5.00%, 3/15/24		450	459,000
5.38%, 2/01/25		723	736,556
5.88%, 2/15/26		852	877,560
HealthSouth Corp., 5.75%, 11/01/24		274	276,740
Hologic, Inc., 5.25%, 7/15/22 (b)		515	539,411
MEDNAX, Inc., 5.25%, 12/01/23 (b)		574	594,808
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (b)		128	120,320
Tenet Healthcare Corp.:
6.25%, 11/01/18		607	638,868
4.75%, 6/01/20		1,190	1,201,900
4.01%, 6/15/20 (b)(d)		989	974,165
6.00%, 10/01/20		2,918	3,098,916
4.50%, 4/01/21		24	23,850

			33,057,248
Hotels, Restaurants & Leisure — 2.0%
Boyd Gaming Corp., 6.88%, 5/15/23		1,287	1,322,392
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Property, 8.00%, 10/01/20		300	293,250
Carlson Travel Holdings, Inc., (7.50% Cash or 8.25% PIK), 7.50%, 8/15/19 (b)(e)		204	177,480
Cirsa Funding Luxembourg SA, 5.88%, 5/15/23	EUR	175	176,096

Corporate Bonds	Par (000)		Value
Hotels, Restaurants & Leisure (continued)
ESH Hospitality, Inc., 5.25%, 5/01/25 (b)	USD	335	$324,950
Gala Electric Casinos PLC, 11.50%, 6/01/19	GBP	64	92,294
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18	USD	391	393,444
International Game Technology PLC, 6.25%, 2/15/22 (b)		200	188,875
Intralot Capital Luxembourg SA, 6.00%, 5/15/21	EUR	100	93,936
MGM Resorts International:
5.25%, 3/31/20	USD	1,526	1,556,520
6.75%, 10/01/20		330	353,100
6.63%, 12/15/21		1,352	1,436,500
6.00%, 3/15/23		1,108	1,135,700
New Red Finance, Inc., 6.00%, 4/01/22 (b)		1,055	1,099,838
Pinnacle Entertainment, Inc., 6.38%, 8/01/21		597	633,566
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	100	109,321
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23	USD	278	277,305
Sabre GLBL, Inc. (b):
5.38%, 4/15/23		388	390,910
5.25%, 11/15/23		221	224,315
Six Flags Entertainment Corp., 5.25%, 1/15/21 (b)		842	860,819
Snai SpA, 7.63%, 6/15/18	EUR	245	262,526
Station Casinos LLC, 7.50%, 3/01/21	USD	1,938	2,022,787
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/16 (a)(c)		800	—
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 6/30/27	GBP	400	547,639
Series N, 6.46%, 3/30/32		200	235,536
Vougeot Bidco PLC, 7.88%, 7/15/20		147	209,103

			14,418,202
Household Durables — 1.0%
Beazer Homes USA, Inc., 6.63%, 4/15/18	USD	935	939,675
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 6.13%, 7/01/22 (b)		285	237,975
K. Hovnanian Enterprises, Inc., 7.25%, 10/15/20 (b)		193	150,540
Lennar Corp., 4.88%, 12/15/23		465	453,375
Meritage Homes Corp., 4.50%, 3/01/18		589	587,528
Ryland Group, Inc., 6.63%, 5/01/20		130	139,750
Shea Homes LP/Shea Homes Funding Corp., 5.88%, 4/01/23 (b)		858	838,695
Standard Pacific Corp.:
10.75%, 9/15/16		565	589,012
8.38%, 1/15/21		1,735	1,977,900
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21 (b)		185	172,050
TRI Pointe Holdings, Inc.:
4.38%, 6/15/19		435	419,775
5.88%, 6/15/24		410	389,500

			6,895,775
Household Products — 0.4%
Spectrum Brands, Inc.:
6.38%, 11/15/20		315	331,931
6.63%, 11/15/22		1,810	1,948,013
5.75%, 7/15/25		672	708,120

			2,988,064

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	11

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Independent Power and Renewable Electricity Producers — 0.7%
AES Corp.:
7.38%, 7/01/21	USD	559	$582,757
5.50%, 3/15/24		981	902,520
Calpine Corp.:
5.38%, 1/15/23		768	716,160
5.50%, 2/01/24		531	477,900
Dynegy, Inc., 6.75%, 11/01/19		665	616,372
NRG Energy, Inc.:
7.88%, 5/15/21		138	130,238
6.25%, 7/15/22		403	340,535
6.25%, 5/01/24		215	178,450
NRG Yield Operating LLC, 5.38%, 8/15/24		195	171,600
QEP Resources, Inc., 5.38%, 10/01/22		1,320	897,600

			5,014,132
Insurance — 0.3%
HUB International Ltd. (b):
9.25%, 2/15/21		367	375,258
7.88%, 10/01/21		400	358,000
Pension Insurance Corp. PLC, 6.50%, 7/03/24	GBP	150	185,184
Trader Corp., 9.88%, 8/15/18 (b)	USD	725	754,000
UNIQA Insurance Group AG, 6.00%, 7/27/46 (d)	EUR	100	100,706

			1,773,148
Internet Software & Services — 0.1%
IAC/InterActiveCorp, 4.88%, 11/30/18	USD	700	708,750
IT Services — 2.2%
Audatex North America, Inc., 6.00%, 6/15/21 (b)		1,125	1,136,250
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (b)		795	655,875
First Data Corp. (b):
5.38%, 8/15/23		1,806	1,878,240
7.00%, 12/01/23		5,637	5,637,000
5.00%, 1/15/24		1,141	1,158,834
5.75%, 1/15/24		4,611	4,639,819
WEX, Inc., 4.75%, 2/01/23 (b)		601	525,875

			15,631,893
Media — 8.0%
Adria Bidco BV, 7.88%, 11/15/20	EUR	200	227,765
Altice Financing SA:
6.50%, 1/15/22 (b)	USD	1,260	1,269,450
5.25%, 2/15/23	EUR	200	208,432
Altice SA:
7.25%, 5/15/22		402	416,543
7.75%, 5/15/22 (b)	USD	895	865,913
6.25%, 2/15/25	EUR	101	93,941
7.63%, 2/15/25 (b)	USD	1,221	1,117,215
Altice US Finance I Corp., 5.38%, 7/15/23 (b)		2,912	2,948,400
Altice US Finance II Corp., 7.75%, 7/15/25 (b)		744	693,780
Altice US Finance SA, 7.75%, 7/15/25 (b)		825	765,188
AMC Networks, Inc.:
7.75%, 7/15/21		1,005	1,062,788
4.75%, 12/15/22		156	158,340
CCO Holdings LLC/CCO Holdings Capital Corp.:
6.50%, 4/30/21		620	644,413
5.13%, 2/15/23		380	377,150
5.88%, 4/01/24 (b)		1,506	1,538,002
5.88%, 5/01/27 (b)		155	155,000
CCO Safari II LLC, 4.91%, 7/23/25 (b)		1,300	1,333,671

Corporate Bonds	Par (000)		Value
Media (continued)
CCOH Safari LLC, 5.75%, 2/15/26 (b)	USD	838	$840,204
Cengage Learning Acquisitions, Inc., 11.50%, 4/15/20 (a)		669	—
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		1,211	1,098,982
Series B, 6.50%, 11/15/22		3,140	3,045,800
Series B, 7.63%, 3/15/20		1,364	1,200,320
Columbus International, Inc., 7.38%, 3/30/21 (b)		850	882,300
CSC Holdings LLC, 5.25%, 6/01/24		565	483,075
DISH DBS Corp.:
4.25%, 4/01/18		1,460	1,470,950
5.88%, 11/15/24		1,728	1,552,694
DreamWorks Animation SKG, Inc., 6.88%, 8/15/20 (b)		198	198,990
Gray Television, Inc., 7.50%, 10/01/20		422	443,628
iHeartCommunications, Inc.:
9.00%, 12/15/19		450	317,250
9.00%, 3/01/21		160	109,000
9.00%, 9/15/22		930	623,100
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		505	348,450
5.50%, 8/01/23		3,117	2,026,050
Lamar Media Corp., 5.75%, 2/01/26 (b)		145	150,165
Live Nation Entertainment, Inc., 7.00%, 9/01/20 (b)		232	243,310
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (b)		265	267,650
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (b)		538	543,380
Neptune Finco Corp. (b):
10.13%, 1/15/23		912	981,540
6.63%, 10/15/25		951	1,003,305
10.88%, 10/15/25		200	216,000
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (b)		410	415,125
Numericable Group SA:
4.88%, 5/15/19 (b)		3,155	3,153,422
6.00%, 5/15/22 (b)		2,720	2,692,800
5.63%, 5/15/24	EUR	195	209,479
6.25%, 5/15/24 (b)	USD	330	321,750
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		130	132,925
5.63%, 2/15/24		242	251,830
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (b)		485	468,025
Sirius XM Radio, Inc. (b):
4.25%, 5/15/20		141	143,115
5.75%, 8/01/21		464	481,400
4.63%, 5/15/23		60	58,500
5.38%, 4/15/25		401	399,998
Sterling Entertainment Corp., 9.75%, 12/15/19		1,300	1,274,000
TEGNA, Inc.:
5.13%, 10/15/19		215	227,900
4.88%, 9/15/21 (b)		466	477,650
5.50%, 9/15/24 (b)		289	296,225
Tribune Media Co., 5.88%, 7/15/22 (b)		873	873,000

See Notes to Consolidated Financial Statements.

12	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Media (continued)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.50%, 1/15/23 (b)	USD	1,270	$1,330,325
4.00%, 1/15/25	EUR	298	309,591
3.50%, 1/15/27		200	196,505
Univision Communications, Inc. (b):
8.50%, 5/15/21	USD	1,820	1,829,100
5.13%, 5/15/23		3,190	3,166,075
5.13%, 2/15/25		942	921,983
Virgin Media Secured Finance PLC:
5.38%, 4/15/21 (b)		1,152	1,193,760
4.88%, 1/15/27	GBP	100	124,397
6.25%, 3/28/29		453	599,771
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (b)	USD	1,300	1,238,250
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	168	171,336
5.88%, 1/15/25 (b)	USD	1,625	1,576,250

			56,456,621
Metals & Mining — 2.1%
Alcoa, Inc.:
6.15%, 8/15/20		1,395	1,408,950
5.13%, 10/01/24		1,756	1,586,985
ArcelorMittal, 6.13%, 6/01/18		240	235,526
Constellium NV (b):
8.00%, 1/15/23		2,600	2,210,000
5.75%, 5/15/24		1,425	1,083,000
First Quantum Minerals Ltd. (b):
7.00%, 2/15/21		145	74,675
7.25%, 5/15/22		435	215,325
Freeport-McMoRan Copper & Gold, Inc., 3.10%, 3/15/20		205	148,049
Kaiser Aluminum Corp., 8.25%, 6/01/20		550	572,000
Novelis, Inc.:
8.38%, 12/15/17		215	213,925
8.75%, 12/15/20		4,371	4,054,102
Ryerson, Inc./Joseph T Ryerson & Son, Inc., 9.00%, 10/15/17		458	352,660
Steel Dynamics, Inc.:
5.13%, 10/01/21		790	770,250
6.38%, 8/15/22		595	595,000
5.25%, 4/15/23		295	276,563
5.50%, 10/01/24		138	129,375
Teck Resources Ltd., 3.00%, 3/01/19		340	259,250
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (b)		1,150	966,000

			15,151,635
Multi-Utilities — 0.0%
CE Energy AS, 7.00%, 2/01/21	EUR	175	185,614
Multiline Retail — 0.8%
Dollar Tree, Inc., (b)
5.25%, 3/01/20	USD	219	229,950
5.75%, 3/01/23		4,263	4,534,766
Hema Bondco I BV, 6.25%, 6/15/19	EUR	250	178,152
House of Fraser Funding PLC, 6.34%, 9/15/20 (d)	GBP	100	135,705

Corporate Bonds	Par (000)		Value
Multiline Retail (continued)
Neiman Marcus Group Ltd. (b):
8.00%, 10/15/21	USD	1,035	$729,572
(8.75% Cash or 9.50% PIK), 8.75%, 10/15/21 (e)		150	90,375

			5,898,520
Offshore Drilling & Other Services — 0.2%
Sensata Technologies BV (b):
5.63%, 11/01/24		220	226,600
5.00%, 10/01/25		1,002	984,465

			1,211,065
Oil, Gas & Consumable Fuels — 3.7%
Anadarko Finance Co., Series B, 7.50%, 5/01/31		71	63,629
Anadarko Petroleum Corp., 3.45%, 7/15/24		564	457,115
Bonanza Creek Energy, Inc., 6.75%, 4/15/21		62	18,445
California Resources Corp., 8.00%, 12/15/22 (b)		1,237	309,250
Cenovus Energy, Inc.:
3.00%, 8/15/22		72	52,581
3.80%, 9/15/23		95	69,012
Concho Resources, Inc.:
6.50%, 1/15/22		172	165,120
5.50%, 4/01/23		1,133	1,053,690
CONSOL Energy, Inc., 5.88%, 4/15/22		2,833	1,848,532
Continental Resources, Inc., 3.80%, 6/01/24		1,350	914,987
CrownRock LP/CrownRock Finance, Inc., 7.13%, 4/15/21 (b)		740	632,700
Denbury Resources, Inc.:
5.50%, 5/01/22		100	31,250
4.63%, 7/15/23		49	14,210
Energy Transfer Equity LP:
7.50%, 10/15/20		315	288,225
5.88%, 1/15/24		1,232	1,016,400
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.:
6.50%, 11/15/20		205	151,188
6.63%, 5/01/21		205	151,188
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (b)		461	313,480
MEG Energy Corp. (b):
6.50%, 3/15/21		2,599	1,254,017
7.00%, 3/31/24		1,011	465,060
Memorial Resource Development Corp., 5.88%, 7/01/22		1,235	839,800
Newfield Exploration Co., 5.63%, 7/01/24		77	69,878
NGPL PipeCo LLC (b):
7.12%, 12/15/17		245	228,463
9.63%, 6/01/19		435	408,900
7.77%, 12/15/37		322	228,620
Noble Energy, Inc., 5.63%, 5/01/21		248	223,953
PDC Energy, Inc., 7.75%, 10/15/22		510	474,300
Petroleum Geo-Services ASA, 7.38%, 12/15/18 (b)		210	130,200
Range Resources Corp.:
5.75%, 6/01/21		277	234,065
5.00%, 8/15/22		10	8,350
Rockies Express Pipeline LLC (b):
6.85%, 7/15/18		99	95,783
6.00%, 1/15/19		90	84,150

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	13

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
RSP Permian, Inc., 6.63%, 10/01/22	USD	356	$318,620
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		625	596,484
6.25%, 3/15/22		104	99,060
5.63%, 4/15/23		5,633	5,196,442
5.75%, 5/15/24		862	793,574
5.63%, 3/01/25		442	401,115
Sabine Pass LNG LP, 7.50%, 11/30/16		2,500	2,603,125
Sanchez Energy Corp., 6.13%, 1/15/23		1,050	372,750
Seven Generations Energy Ltd. (b):
8.25%, 5/15/20		1,510	1,445,825
6.75%, 5/01/23		280	240,800
SM Energy Co., 6.13%, 11/15/22		1,260	548,100
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22 (b)		833	766,360
Weatherford International LLC, 6.35%, 6/15/17		305	288,225
Weatherford International Ltd., 6.00%, 3/15/18		175	149,625
Whiting Petroleum Corp., 6.25%, 4/01/23		65	29,738
Williams Cos., Inc., 4.55%, 6/24/24		315	236,250

			26,382,634
Paper & Forest Products — 0.0%
International Paper Co., 7.30%, 11/15/39		5	5,442
Pharmaceuticals — 2.3%
Capsugel SA, (7.00% Cash or 7.75% PIK), 7.00%, 5/15/19 (b)(e)		171	171,214
Endo Finance LLC, 5.75%, 1/15/22 (b)		455	459,550
Endo Finance LLC/Endo Finco, Inc. (b):
7.75%, 1/15/22		145	150,438
6.00%, 7/15/23		1,018	1,028,180
6.00%, 2/01/25		1,693	1,684,535
Ephios Bondco PLC, 6.25%, 7/01/22	EUR	275	304,394
Ephios Holdco II PLC, 8.25%, 7/01/23		100	103,890
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	937	968,624
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (b)		1,660	1,693,200
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (b)		1,221	1,178,265
5.38%, 3/15/20 (b)		869	786,445
7.00%, 10/01/20 (b)		1,766	1,664,455
6.38%, 10/15/20 (b)		1,152	1,056,960
7.50%, 7/15/21 (b)		2,026	1,909,505
5.63%, 12/01/21 (b)		870	744,389
7.25%, 7/15/22 (b)		1,010	924,150
4.50%, 5/15/23	EUR	300	261,215
5.88%, 5/15/23 (b)	USD	926	781,312
6.13%, 4/15/25 (b)		916	768,867

			16,639,588
Professional Services — 0.1%
Truven Health Analytics, Inc., 10.63%, 6/01/20		380	407,075
Real Estate Investment Trusts (REITs) — 0.3%
Corrections Corp. of America, 4.63%, 5/01/23		76	76,380
Felcor Lodging LP, 5.63%, 3/01/23		377	383,598
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.63%, 10/15/21		513	532,237

Corporate Bonds	Par (000)		Value
Real Estate Investment Trusts (REITs) (continued)
iStar Financial, Inc.:
4.00%, 11/01/17	USD	535	$506,244
5.00%, 7/01/19		375	349,219

			1,847,678
Real Estate Management & Development — 0.3%
Lennar Corp., 4.75%, 11/15/22		110	108,625
Realogy Group LLC/Realogy Co-Issuer Corp. (b):
4.50%, 4/15/19		801	823,028
5.25%, 12/01/21		1,178	1,197,142
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (b)		245	241,325

			2,370,120
Road & Rail — 0.7%
EC Finance PLC, 5.13%, 7/15/21	EUR	215	241,255
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (b)	USD	1,338	1,339,673
Hertz Corp.:
7.50%, 10/15/18		1,555	1,574,437
7.38%, 1/15/21		1,122	1,113,585
United Rentals North America, Inc., 5.50%, 7/15/25		170	161,288
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (b)		350	330,750

			4,760,988
Semiconductors & Semiconductor Equipment — 0.5%
Micron Technology, Inc., 5.25%, 1/15/24 (b)		410	344,400
NXP BV/NXP Funding LLC (b):
4.13%, 6/15/20		1,064	1,076,076
5.75%, 2/15/21		1,020	1,060,800
4.63%, 6/15/22		1,050	1,047,375

			3,528,651
Software — 0.9%
Infor Software Parent LLC/Infor Software Parent, Inc., (7.13% Cash or 7.88% PIK), 7.13%, 5/01/21 (b)(e)		763	536,008
Infor US, Inc., 6.50%, 5/15/22 (b)		1,352	1,172,860
Informatica LLC, 7.13%, 7/15/23 (b)		300	276,000
Nuance Communications, Inc., 5.38%, 8/15/20 (b)		2,270	2,321,075
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (b)		1,340	1,273,000
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23 (b)		485	511,675

			6,090,618
Specialty Retail — 0.5%
L Brands, Inc., 6.88%, 11/01/35 (b)		1,053	1,118,812
Magnolia BC SA, 9.00%, 8/01/20	EUR	220	253,005
New Look Secured Issuer PLC, 6.50%, 7/01/22	GBP	300	407,116
Penske Automotive Group, Inc., 5.38%, 12/01/24	USD	781	757,570
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		146	153,665
5.50%, 11/01/23		570	595,650
Sonic Automotive, Inc., 5.00%, 5/15/23		146	137,970
THOM Europe SAS, 7.38%, 7/15/19	EUR	285	319,339

			3,743,127

See Notes to Consolidated Financial Statements.

14	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

Corporate Bonds	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.2%
Levi Strauss & Co.:
6.88%, 5/01/22	USD	405	$434,363
5.00%, 5/01/25		394	394,039
PVH Corp., 4.50%, 12/15/22		122	122,610
William Carter Co., 5.25%, 8/15/21		469	478,380

			1,429,392
Tobacco — 0.0%
Altria Group, Inc., 9.95%, 11/10/38		17	27,834
Trading Companies & Distributors — 0.1%
Ashtead Capital, Inc., 5.63%, 10/01/24 (b)		525	519,750
Transportation Infrastructure — 0.1%
JCH Parent, Inc., (10.50% Cash or 11.25% PIK), 10.50%, 3/15/19 (b)(e)		1,126	607,877
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	100	106,337

			714,214
Wireless Telecommunication Services — 3.0%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23	USD	430	383,775
Crown Castle International Corp.:
4.88%, 4/15/22		157	164,065
5.25%, 1/15/23		115	121,756
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		375	413,237
Digicel Group Ltd., 7.13%, 4/01/22 (b)		485	346,775
Digicel Ltd., 6.00%, 4/15/21 (b)		2,228	1,907,168
Equinix, Inc., 5.88%, 1/15/26		997	1,041,865
Geo Group, Inc.:
5.88%, 1/15/22		90	90,675
5.88%, 10/15/24		360	353,700
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	100	95,187
SBA Communications Corp., 4.88%, 7/15/22	USD	2,400	2,442,000
Sprint Capital Corp.:
6.90%, 5/01/19		270	230,175
6.88%, 11/15/28		1,080	783,000
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		6,417	6,661,488
7.00%, 3/01/20 (b)		383	376,297
7.00%, 8/15/20		540	423,900
Sprint Corp., 7.13%, 6/15/24		1,476	1,051,650
T-Mobile USA, Inc.:
6.63%, 4/28/21		455	475,475
6.13%, 1/15/22		81	83,228
6.73%, 4/28/22		295	308,600
6.00%, 3/01/23		588	605,640
6.84%, 4/28/23		85	88,400
6.50%, 1/15/24		584	600,060
6.38%, 3/01/25		620	626,200
6.50%, 1/15/26		1,316	1,333,595
Wind Acquisition Finance SA, 4.00%, 7/15/20	EUR	368	387,318

			21,395,229
Total Corporate Bonds — 56.1%			398,000,798

Floating Rate Loan Interests (d)
Aerospace & Defense — 0.7%
BE Aerospace, Inc., 2014 Term Loan B, 4.00%, 12/16/21	USD	1,426	1,425,523

Floating Rate Loan Interests (d)	Par (000)		Value
Aerospace & Defense (continued)
TASC, Inc., 2nd Lien Term Loan, 12.00%, 5/30/21	USD	1,375	$1,289,062
Transdigm, Inc.:
2015 Term Loan E, 3.50%, 5/14/22		699	666,457
Term Loan C, 3.75%, 2/28/20		982	952,994
Term Loan D, 3.75%, 6/04/21		837	798,737

			5,132,773
Air Freight & Logistics — 0.5%
CEVA Group PLC, Synthetic LC, 6.50%, 3/19/21		982	755,770
CEVA Intercompany BV, Dutch Term Loan, 6.50%, 3/19/21		1,017	783,045
CEVA Logistics Canada ULC, Canadian Term Loan, 6.50%, 3/19/21		156	120,108
CEVA Logistics US Holdings, Inc., Term Loan, 6.50%, 3/19/21		1,403	1,080,063
XPO Logistics, Inc., Term Loan, 5.50%, 11/01/21		920	912,530

			3,651,516
Airlines — 0.7%
Delta Air Lines, Inc., 2018 Term Loan B1, 3.25%, 10/18/18		2,922	2,917,024
Northwest Airlines, Inc.:
2.39%, 3/10/17		246	244,200
1.77%, 9/10/18		453	438,925
US Airways Group, Inc., Term Loan B1, 3.50%, 5/23/19		1,264	1,251,950

			4,852,099
Auto Components — 1.6%
Affinia Group Intermediate Holdings, Inc., Term Loan B2, 4.75%, 4/27/20		665	663,603
Autoparts Holdings Ltd.:
1st Lien Term Loan, 7.00%, 7/29/17		2,067	1,656,947
2nd Lien Term Loan, 11.00%, 1/29/18		1,890	907,200
Dayco Products LLC, Term Loan B, 5.25%, 12/12/19		1,041	1,019,747
FPC Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/19/19		1,475	1,069,153
Gates Global, Inc., Term Loan B, 4.25%, 7/05/21		5,286	4,645,195
Goodyear Tire & Rubber Co., 2nd Lien Term Loan, 3.75%, 4/30/19		602	603,505
INA Beteiligungsgesellschaft mbH, Term Loan B, 4.25%, 5/15/20		432	431,154

			10,996,504
Banks — 0.1%
Redtop Acquisitions Ltd.:
1st Lien Term Loan, 4.50%, 12/03/20		593	583,757
2nd Lien Term Loan, 8.25%, 6/03/21		377	353,719

			937,476
Building Materials — 0.3%
USAGM HoldCo LLC:
2015 2nd Lien Term Loan, 9.50%, 7/28/23		895	823,400
2015 Term Loan, 4.75%, 7/28/22		1,672	1,560,202

			2,383,602
Building Products — 2.0%
Continental Building Products LLC, 1st Lien Term Loan, 4.00%, 8/28/20		1,566	1,527,055

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	15

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Building Products (continued)
CPG International, Inc., Term Loan, 4.75%, 9/30/20	USD	3,950	$3,712,830
GYP Holdings III Corp., 1st Lien Term Loan, 4.75%, 4/01/21		1,394	1,310,118
Hanson Building Products Ltd., 1st Lien Term Loan, 6.50%, 3/13/22		47	41,978
Jeld-Wen, Inc., Term Loan B, 5.25%, 10/15/21		2,178	2,153,497
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		1,999	1,886,082
Quikrete Holdings, Inc., 1st Lien Term Loan, 4.00%, 9/28/20		1,197	1,165,697
Wilsonart LLC:
Incremental Term Loan B2, 4.00%, 10/31/19		407	395,178
Term Loan B, 4.00%, 10/31/19		2,260	2,196,075

			14,388,510
Capital Markets — 0.4%
Affinion Group, Inc., Term Loan B, 6.75%, 4/30/18		979	853,452
American Capital Holdings, Inc., 2017 Term Loan, 3.50%, 8/22/17		651	644,580
RPI Finance Trust, Term Loan B4, 3.50%, 11/09/20		1,389	1,383,402

			2,881,434
Chemicals — 1.8%
Allnex (Luxembourg) & Cy SCA, Term Loan B1, 4.50%, 10/03/19		237	233,854
Allnex USA, Inc., Term Loan B2, 4.50%, 10/03/19		123	121,336
Axalta Coating Systems US Holdings, Inc., Term Loan, 3.75%, 2/01/20		2,780	2,741,357
CeramTec Acquisition Corp., Term Loan B2, 4.25%, 8/30/20		72	70,948
Chromaflo Technologies Corp., 2nd Lien Term Loan, 8.25%, 6/02/20		405	299,689
Ineos US Finance LLC, 6 Year Term Loan, 3.75%, 5/04/18		1,004	976,673
MacDermid, Inc.:
1st Lien Term Loan, 5.50%, 6/07/20		2,353	2,134,974
Term Loan B3, 5.50%, 6/07/20		579	525,757
OXEA Finance LLC, Term Loan B2, 4.25%, 1/15/20		1,461	1,407,482
Royal Holdings, Inc.:
2015 1st Lien Term Loan, 4.50%, 6/19/22		517	498,427
2015 2nd Lien Term Loan, 8.50%, 6/19/23		655	626,619
Solenis International LP:
1st Lien Term Loan, 4.25%, 7/31/21		1,177	1,112,551
2nd Lien Term Loan, 7.75%, 7/31/22		1,915	1,508,063
Tata Chemicals North America, Inc., Term Loan B, 3.75%, 8/07/20		652	632,337

			12,890,067
Commercial Services & Supplies — 3.2%
ADS Waste Holdings, Inc., Term Loan B2, 3.75%, 10/09/19		2,503	2,427,567
ARAMARK Corp.:
Term Loan E, 3.25%, 9/07/19		2,522	2,510,120
Term Loan F, 3.25%, 2/24/21		1,205	1,195,385
Brand Energy & Infrastructure Services, Inc., Term Loan B, 4.75%, 11/26/20		2,456	2,259,456
Catalent Pharma Solutions, Inc., Term Loan B, 4.25%, 5/20/21		2,083	2,061,262
Connolly Corp.:
1st Lien Term Loan, 4.50%, 5/14/21		2,003	1,933,073
2nd Lien Term Loan, 8.00%, 5/14/22		2,125	2,082,500

Floating Rate Loan Interests (d)	Par (000)		Value
Commercial Services & Supplies (continued)
GCA Services Group, Inc., 2016 Term Loan, 5.75%, 2/19/23	USD	1,270	$1,261,275
Koosharem LLC, Exit Term Loan, 7.50%, 5/16/20		2,592	2,345,777
Livingston International, Inc., 1st Lien Term Loan, 5.00%, 4/18/19		839	763,035
Spin Holdco, Inc., Term Loan B, 4.25%, 11/14/19		2,231	2,118,179
Waste Industries USA, Inc., Term Loan B, 4.25%, 2/27/20		652	649,447
West Corp., Term Loan B10, 3.25%, 6/30/18		1,230	1,208,673

			22,815,749
Communications Equipment — 1.2%
Applied Systems, Inc.:
1st Lien Term Loan, 4.25%, 1/25/21		598	578,672
2nd Lien Term Loan, 7.50%, 1/24/22		540	488,700
Avaya, Inc., Term Loan B7, 6.25%, 5/29/20		946	553,992
CommScope, Inc., Term Loan B5, 3.83%, 12/29/22		554	548,536
Riverbed Technology, Inc., Term Loan B, 6.00%, 4/24/22		294	287,961
Telesat LLC, Term Loan A, 3.00%, 3/28/17	CAD	1,973	1,446,937
Zayo Group LLC, Term Loan B, 3.75%, 5/06/21	USD	4,812	4,742,162

			8,646,960
Construction & Engineering — 0.1%
AECOM Technology Corp., 2014 Term Loan B, 3.75%, 10/15/21		562	560,757
Construction Materials — 0.5%
Filtration Group Corp., 1st Lien Term Loan, 4.25%, 11/21/20		1,114	1,072,055
HD Supply, Inc., 2015 Term Loan B, 3.75%, 8/13/21		1,970	1,926,563

			2,998,618
Containers & Packaging — 0.8%
Ardagh Holdings USA, Inc., Incremental Term Loan, 4.00%, 12/17/19		428	422,545
Berry Plastics Holding Corp.:
Term Loan E, 3.75%, 1/06/21		979	962,072
Term Loan F, 4.00%, 10/01/22		3,307	3,285,631
BWAY Holding Co., Inc., Term Loan B, 5.50%, 8/14/20		1,074	1,014,599

			5,684,847
Distributors — 0.2%
ABC Supply Co., Inc., Term Loan, 3.50%, 4/16/20		936	922,311
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/01/21		298	288,633

			1,210,944
Diversified Consumer Services — 1.7%
Allied Security Holdings LLC:
1st Lien Term Loan, 4.25%, 2/12/21		2,649	2,547,510
2nd Lien Term Loan, 8.00%, 8/13/21		599	524,122
AssuredPartners, Inc., 2015 1st Lien Term Loan, 5.75%, 10/21/22		945	903,656
Bright Horizons Family Solutions, Inc.:
Incremental Term Loan B1, 4.50%, 1/30/20		1,493	1,486,032
Term Loan B, 4.00%, 1/30/20		1,523	1,516,367

See Notes to Consolidated Financial Statements.

16	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Diversified Consumer Services (continued)
ServiceMaster Co., 2014 Term Loan B, 4.25%, 7/01/21	USD	4,958	$4,913,030

			11,890,717
Diversified Financial Services — 0.7%
AlixPartners LLP, 2015 Term Loan B, 4.50%, 7/28/22		524	517,906
Reynolds Group Holdings, Inc., Dollar Term Loan, 4.50%, 12/01/18		2,393	2,383,218
SAM Finance Luxembourg Sarl, Term Loan, 4.25%, 12/17/20		285	281,079
TransFirst, Inc., Incremental Term Loan B, 4.75%, 11/12/21		1,485	1,481,678

			4,663,881
Diversified Telecommunication Services — 2.4%
Altice Financing SA, Term Loan:
Delayed Draw, 5.50%, 7/02/19		403	398,407
5.25%, 2/04/22		1,093	1,057,631
Hawaiian Telcom Communications, Inc., Term Loan B, 5.00%, 6/06/19		1,807	1,783,407
Integra Telecom, Inc.:
2015 1st Lien Term Loan, 5.25%, 8/14/20		1,761	1,656,536
2nd Lien Term Loan, 9.75%, 2/12/21		1,063	1,004,519
Level 3 Financing, Inc.:
2013 Term Loan B, 4.00%, 1/15/20		8,605	8,588,909
2019 Term Loan, 4.00%, 8/01/19		1,305	1,302,919
Telesat LLC, Term Loan B2, 3.50%, 3/28/19		525	511,875
Virgin Media Investment Holdings Ltd., Term Loan F, 3.50%, 6/30/23		687	664,467

			16,968,670
Electrical Equipment — 0.3%
Texas Competitive Electric Holdings Co. LLC:
DIP Term Loan, 3.75%, 11/07/16		1,227	1,215,529
Extended Term Loan, 4.91%, 10/10/17 (c)		2,375	648,375

			1,863,904
Electronic Equipment, Instruments & Components — 0.2%
CDW LLC, Term Loan, 3.25%, 4/29/20		1,391	1,372,796
Energy Equipment & Services — 0.5%
Dynegy Holdings, Inc., Term Loan B2, 4.00%, 4/23/20		1,080	1,012,021
MEG Energy Corp., Refinancing Term Loan, 3.75%, 3/31/20		3,964	2,812,591

			3,824,612
Food & Staples Retailing — 0.8%
Hostess Brands LLC:
1st Lien Term Loan, 4.50%, 8/03/22		1,237	1,219,893
2nd Lien Term Loan, 8.50%, 8/03/23		65	62,324
Rite Aid Corp.:
5.75%, 8/21/20		695	693,839
4.88%, 6/21/21		1,475	1,469,778
Supervalu, Inc., Refinancing Term Loan B, 4.50%, 3/21/19		1,390	1,307,502
US Foods, Inc., Refinancing Term Loan, 4.50%, 3/31/19		1,139	1,123,142

			5,876,478

Floating Rate Loan Interests (d)	Par (000)		Value
Food Products — 1.1%
Dole Food Co., Inc., Term Loan B, 4.50%, 11/01/18	USD	1,589	$1,543,850
Pabst Brewing Co., Inc., Term Loan, 5.50%, 10/21/21		1,549	1,521,698
Performance Food Group Co., 2nd Lien Term Loan, 6.00%, 11/14/19		958	957,630
Pinnacle Foods Finance LLC, Term Loan G, 3.00%, 4/29/20		1,846	1,826,612
Reddy Ice Corp.:
1st Lien Term Loan, 6.75%, 5/01/19		1,815	1,457,524
2nd Lien Term Loan, 10.75%, 11/01/19		995	649,237

			7,956,551
Health Care Equipment & Supplies — 1.6%
Alere, Inc., 2015 Term Loan B, 4.25%, 6/18/22		1,578	1,574,314
Capsugel Holdings US, Inc., Term Loan B, 3.50%, 8/01/18		1,673	1,657,029
DJO Finance LLC, 2015 Term Loan, 4.25%, 6/08/20		2,682	2,577,616
Iasis Healthcare LLC, Term Loan B2, 4.50%, 5/03/18		96	93,152
Immucor, Inc., Refinancing Term Loan B2, 5.00%, 8/17/18		1,545	1,393,514
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21		2,457	2,297,393
Ortho-Clinical Diagnostics, Inc., Term Loan B, 4.75%, 6/30/21		2,277	1,939,768

			11,532,786
Health Care Management Services — 0.0%
New Millennium HoldCo, Inc., Exit Term Loan, 7.50%, 12/21/20 (c)		367	333,193
Health Care Providers & Services — 3.9%
Acadia Healthcare Co., Inc., Term Loan B, 4.25%, 2/11/22		478	477,874
Air Medical Group Holdings, Inc., Term Loan B, 4.25%, 4/28/22		630	598,777
Amsurg Corp., 1st Lien Term Loan B, 3.50%, 7/16/21		1,921	1,910,364
CHG Healthcare Services, Inc., Term Loan, 4.25%, 11/19/19		2,717	2,668,193
Community Health Systems, Inc.:
Term Loan F, 3.69%, 12/31/18		1,376	1,336,357
Term Loan G, 3.75%, 12/31/19		2,078	1,980,129
Curo Health Services LLC, 2015 1st Lien Term Loan, 6.50%, 2/07/22		1,439	1,414,847
DaVita HealthCare Partners, Inc., Term Loan B, 3.50%, 6/24/21		6,905	6,891,040
Envision Healthcare Corp., Term Loan:
4.25%, 5/25/18		1,086	1,081,925
B2, 4.50%, 10/28/22		805	800,170
MPH Acquisition Holdings LLC, Term Loan, 3.75%, 3/31/21		1,291	1,257,637
National Mentor Holdings, Inc., Term Loan B, 4.25%, 1/31/21		677	657,103
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B, 4.25%, 5/15/22		663	636,804
Surgery Center Holdings, Inc., 1st Lien Term Loan, 5.25%, 11/03/20		983	950,910

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	17

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Health Care Providers & Services (continued)
Surgical Care Affiliates, Inc., Term Loan B, 4.25%, 3/17/22	USD	447	$442,159
Team Health, Inc., 2015 Term Loan B, 4.50%, 11/23/22		2,255	2,252,181
US Renal Care, Inc., 2015 Term Loan B, 5.25%, 12/31/22		1,125	1,111,646
Vizient, Inc., 1st Lien Term Loan, 6.25%, 2/13/23		1,515	1,505,531

			27,973,647
Health Care Technology — 0.4%
IMS Health, Inc., Term Loan, 3.50%, 3/17/21		2,569	2,513,562
Hotels, Restaurants & Leisure — 4.3%
Amaya Holdings BV:
1st Lien Term Loan, 5.00%, 8/01/21		1,590	1,470,433
2nd Lien Term Loan, 8.00%, 8/01/22		2,200	2,155,205
Boyd Gaming Corp., Term Loan B, 4.00%, 8/14/20		1,602	1,593,020
Bronco Midstream Funding LLC, Term Loan B, 5.00%, 8/15/20		1,708	956,262
Burger King Newco Unlimited Liability Co., Term Loan B2, 3.75%, 12/10/21		4,208	4,183,152
Caesars Entertainment Resort Properties LLC, Term Loan B, 7.00%, 10/11/20		8,410	7,625,196
CCM Merger, Inc., Term Loan B, 4.50%, 8/08/21		1,077	1,069,336
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/26/20		1,515	1,508,676
La Quinta Intermediate Holdings LLC, Term Loan B, 3.75%, 4/14/21		941	896,171
Las Vegas Sands LLC, Term Loan B, 3.25%, 12/19/20		1,613	1,605,118
MGM Resorts International, Term Loan B, 3.50%, 12/20/19		2,148	2,126,577
Pinnacle Entertainment, Inc., Term Loan B2, 3.75%, 8/13/20		354	353,082
Sabre, Inc.:
Incremental Term Loan, 4.00%, 2/19/19		630	624,183
Term Loan B, 4.00%, 2/19/19		863	854,235
Scientific Games International, Inc.:
2014 Term Loan B1, 6.00%, 10/18/20		974	894,370
2014 Term Loan B2, 6.00%, 10/01/21		990	904,613
Station Casinos LLC, Term Loan B, 4.25%, 3/02/20		1,876	1,847,432

			30,667,061
Household Products — 0.4%
Bass Pro Group LLC, 2015 Term Loan, 4.00%, 6/05/20		776	728,064
Spectrum Brands, Inc., Term Loan, 3.50%, 6/23/22		2,157	2,150,146

			2,878,210
Independent Power and Renewable Electricity Producers — 0.8%
Calpine Construction Finance Co., LP, Term Loan B1, 3.00%, 5/03/20		801	751,750
Calpine Corp., Term Loan B6, 4.00%, 1/15/23		1,180	1,138,700
Energy Future Intermediate Holding Co. LLC, DIP Term Loan, 4.25%, 12/19/16		2,104	2,093,284

Floating Rate Loan Interests (d)	Par (000)		Value
Independent Power and Renewable Electricity Producers (continued)
Granite Acquisition, Inc.:
Term Loan B, 5.00%, 12/19/21	USD	1,691	$1,522,659
Term Loan C, 5.00%, 12/19/21		75	67,673

			5,574,066
Industrial Conglomerates — 0.0%
Sequa Corp., Term Loan B, 5.25%, 6/19/17		516	304,364
Insurance — 0.7%
Asurion LLC, Term Loan B1, 5.00%, 5/24/19		1,115	1,048,166
Cooper Gay Swett & Crawford of Delaware Holding Corp., 1st Lien Term Loan, 5.00%, 4/16/20		1,017	997,214
Sedgwick Claims Management Services, Inc.:
1st Lien Term Loan, 3.75%, 3/01/21		1,641	1,561,821
2nd Lien Term Loan, 6.75%, 2/28/22		1,650	1,440,994

			5,048,195
Internet Software & Services — 0.4%
Go Daddy Operating Co. LLC, Term Loan B, 4.25%, 5/13/21		2,413	2,394,813
W3 Co., 2nd Lien Term Loan, 9.25%, 9/11/20		289	115,710

			2,510,523
IT Services — 2.4%
Blue Coat Holdings, Inc., 2015 Term Loan, 4.50%, 5/20/22		1,327	1,257,024
First Data Corp.:
2018 Extended Term Loan, 3.93%, 3/24/18		12,272	12,106,243
2018 Term Loan, 3.93%, 9/24/18		1,935	1,905,627
2021 Extended Term Loan, 4.43%, 3/24/21		385	378,681
Vantiv LLC, 2014 Term Loan B, 3.75%, 6/13/21		1,230	1,226,455

			16,874,030
Machinery — 0.6%
Faenza Acquisition GmbH:
Term Loan B1, 4.25%, 8/30/20		681	667,439
Term Loan B3, 4.25%, 8/30/20		208	203,390
Mueller Water Products, Inc., Term Loan B, 4.00%, 11/25/21		564	563,595
Rexnord LLC, 1st Lien Term Loan B, 4.00%, 8/21/20		1,570	1,500,398
Silver II US Holdings LLC, Term Loan, 4.00%, 12/13/19		2,057	1,670,065

			4,604,887
Media — 5.3%
Altice US Finance I Corp., Extended Term Loan, 4.25%, 12/14/22		2,112	2,067,832
Cengage Learning Acquisitions, Inc., Term Loan:
1st Lien, 7.00%, 3/31/20		3,429	3,288,722
0.00%, 7/03/16 (a)		2,596	—
Charter Communications Operating LLC, Term Loan I, 3.50%, 1/24/23		4,610	4,581,187
Clear Channel Communications, Inc., Term Loan D, 7.19%, 1/30/19		3,467	2,268,109
CSC Holdings LLC, Term Loan B, 2.94%, 4/17/20		1,105	1,094,320

See Notes to Consolidated Financial Statements.

18	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Media (continued)
Houghton Mifflin Harcourt Publishing Co., 2015 Term Loan B, 4.00%, 5/31/21	USD	1,680	$1,631,504
Intelsat Jackson Holdings SA, Term Loan B2, 3.75%, 6/30/19		1,191	1,058,322
Live Nation Entertainment, Inc., 2020 Term Loan B1, 3.50%, 8/16/20		611	608,646
Media General, Inc., Term Loan B, 4.00%, 7/31/20		541	539,357
Neptune Finco Corp., 2015 Term Loan B, 5.00%, 10/09/22		3,310	3,276,072
Numericable U.S. LLC:
Term Loan B1, 4.50%, 5/21/20		1,672	1,608,460
Term Loan B2, 4.50%, 5/21/20		1,447	1,391,537
Term Loan B6, 4.75%, 2/10/23		1,280	1,229,338
SBA Senior Finance II LLC, Term Loan B1, 3.25%, 3/24/21		1,945	1,909,308
Tribune Media Co., Term Loan, 3.75%, 12/27/20		2,580	2,552,150
Univision Communications, Inc., Term Loan C4, 4.00%, 3/01/20		4,393	4,266,070
Ziggo Financing Partnership:
Term Loan B1, 3.50%, 1/15/22		1,561	1,497,723
Term Loan B2A, 3.60%, 1/15/22		1,023	981,469
Term Loan B3, 3.60%, 1/15/22		1,682	1,614,167

			37,464,293
Metals & Mining — 0.3%
Ameriforge Group, Inc., 2nd Lien Term Loan, 8.75%, 12/19/20		530	82,813
Novelis, Inc., 2015 Term Loan B, 4.00%, 6/02/22		2,259	2,102,600

			2,185,413
Multiline Retail — 1.1%
BJ’s Wholesale Club, Inc.:
1st Lien Term Loan, 4.50%, 9/26/19		2,293	2,176,107
2nd Lien Term Loan, 8.50%, 3/26/20		785	647,295
Dollar Tree, Inc., Term Loan B1, 3.50%, 7/06/22		1,978	1,978,894
Hudson’s Bay Co., 2015 Term Loan B, 4.75%, 9/30/22		882	876,602
Neiman Marcus Group, Inc., 2020 Term Loan, 4.25%, 10/25/20		2,852	2,385,831

			8,064,729
Oil, Gas & Consumable Fuels — 1.1%
CITGO Holding, Inc., 2015 Term Loan B, 9.50%, 5/12/18		971	955,022
Drillships Financing Holding, Inc., Term Loan B1, 6.00%, 3/31/21		1,689	477,024
Panda Patriot LLC, Term Loan B1, 6.75%, 12/19/20		2,050	1,824,500
Power Buyer LLC, 2nd Lien Term Loan, 8.25%, 11/06/20		200	187,250
Samchully Midstream 3 LLC, Term Loan B, 5.75%, 10/20/21		1,229	844,890
Seventy Seven Operating LLC, Term Loan B, 3.75%, 6/25/21		188	109,463
Southcross Energy Partners LP, 1st Lien Term Loan, 5.25%, 8/04/21		778	398,802
Southcross Holdings Borrower LP, Term Loan B, 6.00%, 8/04/21		625	93,821

Floating Rate Loan Interests (d)	Par (000)		Value
Oil, Gas & Consumable Fuels (continued)
Veresen Midstream Limited Partnership, Term Loan B1, 5.25%, 3/31/22	USD	1,894	$1,763,428
WTG Holdings III Corp., 1st Lien Term Loan, 4.75%, 1/15/21		1,191	1,154,979

			7,809,179
Personal Products — 0.2%
Prestige Brands, Inc., Term Loan B3, 3.50%, 9/03/21		1,120	1,116,290
Pharmaceuticals — 3.2%
Akorn, Inc., Term Loan B, 6.00%, 4/16/21		1,349	1,342,664
DPx Holdings BV, 2014 Incremental Term Loan, 4.25%, 3/11/21		2,084	1,974,987
Endo Luxembourg Finance Co. I Sarl, 2015 Term Loan B, 3.75%, 9/26/22		2,935	2,899,134
Grifols Worldwide Operations USA, Inc., Term Loan B, 3.44%, 2/27/21		3,714	3,700,332
Jaguar Holding Co. II, 2015 Term Loan B, 4.25%, 8/18/22		4,163	4,058,117
Valeant Pharmaceuticals International, Inc.:
Series C2 Term Loan B, 3.75%, 12/11/19		1,036	971,903
Series D2 Term Loan B, 3.50%, 2/13/19		1,521	1,424,719
Series E Term Loan B, 3.75%, 8/05/20		1,492	1,392,431
Term Loan B F1, 4.00%, 4/01/22		5,415	5,055,334

			22,819,621
Professional Services — 2.4%
Acosta Holdco, Inc., 2015 Term Loan, 4.25%, 9/26/21		1,344	1,263,775
Advantage Sales & Marketing, Inc.:
2014 1st Lien Term Loan, 4.25%, 7/23/21		1,813	1,718,613
2014 2nd Lien Term Loan, 7.50%, 7/25/22		1,870	1,552,100
Emdeon Business Services LLC, Term Loan B2, 3.75%, 11/02/18		3,456	3,380,851
ON Assignment, Inc., 2015 Term Loan, 3.75%, 6/03/22		1,416	1,411,485
SIRVA Worldwide, Inc., Term Loan, 7.50%, 3/27/19		1,110	1,049,402
TransUnion LLC, Term Loan B2, 3.50%, 4/09/21		5,605	5,461,558
Truven Health Analytics, Inc., Term Loan B, 4.50%, 6/06/19		1,419	1,412,736

			17,250,520
Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, 10/24/22		468	434,185
Real Estate Management & Development — 1.2%
CityCenter Holdings LLC, Term Loan B, 4.25%, 10/16/20		1,400	1,390,710
DTZ US Borrower LLC, 2015 1st Lien Term Loan, 4.25%, 11/04/21		2,085	2,003,750
Realogy Corp.:
Extended Letter of Credit, 2.46%, 10/10/16		628	618,370
Term Loan B, 3.75%, 3/05/20		4,311	4,267,807

			8,280,637

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	19

Consolidated Schedule of Investments (continued)

Floating Rate Loan Interests (d)	Par (000)		Value
Road & Rail — 0.2%
Road Infrastructure Investment LLC:
1st Lien Term Loan, 4.25%, 3/31/21	USD	613	$584,269
2nd Lien Term Loan, 7.75%, 9/30/21		1,175	1,092,750

			1,677,019
Semiconductors & Semiconductor Equipment — 1.7%
Avago Technologies Cayman Ltd., 2016 Term Loan B1, 4.25%, 2/01/23		7,575	7,464,935
Microsemi Corp., 2015 Term Loan B, 5.25%, 1/15/23		1,034	1,031,950
NXP BV, 2015 Term Loan B, 3.75%, 12/07/20		3,732	3,721,507

			12,218,392
Software — 2.9%
Epicor Software Corp., 1st Lien Term Loan, 4.75%, 6/01/22		1,201	1,054,048
GCA Services Group, Inc.:
2nd Lien Term Loan, 9.25%, 11/01/20		624	616,200
Term Loan B, 4.25%, 11/01/19		1,024	1,018,078
Infor US, Inc., Term Loan B5, 3.75%, 6/03/20		2,278	2,098,078
Informatica Corp., Term Loan, 4.50%, 8/05/22		2,435	2,286,639
IQOR US, Inc., Term Loan B, 6.00%, 4/01/21		713	552,584
Kronos, Inc.:
2nd Lien Term Loan, 9.75%, 4/30/20		1,951	1,887,285
Initial Incremental Term Loan, 4.50%, 10/30/19		1,140	1,108,226
Mitchell International, Inc.:
1st Lien Term Loan, 4.50%, 10/13/20		2,003	1,830,620
2nd Lien Term Loan, 8.50%, 10/11/21		1,250	1,006,250
SolarWinds, Inc., Term Loan, 6.50%, 2/03/23		2,500	2,392,500
Solera Holdings, Inc., Term Loan B, 5.75%, 2/10/23		1,020	995,775
Sophia LP, 2015 Term Loan B, 4.75%, 9/30/22		599	573,441
SS&C Technologies, Inc.:
2015 Term Loan B1, 4.00%, 7/08/22		2,875	2,848,988
2015 Term Loan B2, 4.08%, 7/08/22		414	410,768

			20,679,480
Specialty Retail — 1.5%
CNT Holdings III Corp., Term Loan B, 5.25%, 1/22/23		650	645,125
Leslie’s Poolmart, Inc., Term Loan, 4.25%, 10/16/19		706	679,813
Michaels Stores, Inc.:
Incremental 2014 Term Loan B2, 4.00%, 1/28/20		1,702	1,685,462
Term Loan B, 3.75%, 1/28/20		1,602	1,580,949
Party City Holdings, Inc., 2015 Term Loan B, 4.25%, 8/19/22		2,748	2,633,379
Petco Animal Supplies, Inc., 2016 Term Loan B1, 5.75%, 1/26/23		1,634	1,599,641
PetSmart, Inc., Term Loan B, 4.25%, 3/11/22		703	681,284
Things Remembered, Inc., Term Loan B, 8.25%, 5/24/18		1,916	862,068

			10,367,721
Technology Hardware, Storage & Peripherals — 0.3%
Dell International LLC, Term Loan B2, 4.00%, 4/29/20		1,984	1,974,009

Floating Rate Loan Interests (d)	Par (000)		Value
Textiles, Apparel & Luxury Goods — 0.4%
Ascend Performance Materials LLC, Term Loan B, 6.75%, 4/10/18	USD	2,831	$2,566,093
Thrifts & Mortgage Finance — 0.2%
IG Investment Holdings LLC, Term Loan B, 6.00%, 10/29/21		1,502	1,487,917
Trading Companies & Distributors — 0.1%
Beacon Roofing Supply, Inc., Term Loan B, 4.00%, 10/01/22		589	583,929
Wireless Telecommunication Services — 1.6%
LTS Buyer LLC, 1st Lien Term Loan, 4.00%, 4/13/20		2,314	2,249,328
New Lightsquared LLC, PIK Exit Term Loan, (9.75% cash or 9.75% PIK), 9.75%, 6/15/20 (e)		8,100	7,047,000
T-Mobile USA, Inc., Term Loan B, 3.50%, 11/09/22		2,090	2,091,317

			11,387,645
Total Floating Rate Loan Interests — 61.1%			433,631,061

Investment Companies — 3.0%		Shares
iShares iBoxx $ High Yield Corporate Bond ETF (i)		267,180	21,395,774

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.2%
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.22%, 11/05/30 (b)(d)	USD	1,263	1,256,345

Other Interests (j)		Beneficial Interest (000)
Auto Components — 0.0%
Intermet Liquidating Trust, Class A		1,154	12
Household Durables — 0.4%
Stanley Martin, Class B Membership Units (k)		2	3,123,000
Total Other Interests — 0.4%			3,123,012

Preferred Securities

Capital Trusts	Par (000)
ABN AMRO Bank NV, 5.75% (d)(l)		200	202,335
Banco Bilbao Vizcaya Argentaria SA, 6.75 (d)(l)		200	191,557
Banco Popular Espanol SA, 8.25% (d)(l)		200	163,178
Banco Santander SA, Series, 6.25% (d)(l)		200	187,926
Bank of Ireland, 7.37% (d)(l)		200	200,173
BNP Paribas SA, 7.37% (b)(d)(l)		400	374,000
Cooperatieve Rabobank UA, 5.50% (d)(l)		200	207,236
Gas Natural Fenosa Finance BV, 3.37% (d)(l)		200	172,446

See Notes to Consolidated Financial Statements.

20	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

Capital Trusts	Par (000)
Intesa Sanpaolo SpA, 7.00% (d)(l)	400	$402,313
Orange SA, 4.00% (d)(l)	250	265,164
Santander UK Group Holdings PLC, 7.37% (d)(l)	200	248,445
Telefonica Europe BV, 4.20% (d)(l)	200	202,143
UBS Group AG (d)(l):
5.75%	200	214,578
7.00%	200	198,000
Total Capital Trusts — 0.5%		3,229,494

Preferred Stock	Shares
Capital Markets — 0.1%
Goldman Sachs Group, Inc., Series J, 0.00% (d)(l)	13,550	334,008
Trust Preferred
Diversified Financial Services — 0.2%
GMAC Capital Trust I, Series 2, 2/15/40, 8.13% (d)	59,219	1,431,307
Total Preferred Securities — 0.8%		4,994,809

Warrants	Shares	Value
Software — 0.0%
HMH Holdings/EduMedia (Issued/exercisable 3/09/10, 19 Shares for 1 Warrant, Expires 6/22/19, Strike Price $42.27) (a)	3,049	$10,056
Total Long-Term Investments (Cost — $969,925,466) — 125.1%		887,343,048

Short-Term Securities — 0.7%

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.37% (i)(m)	5,011,655	5,011,655
Total Short-Term Securities (Cost — $5,011,655) — 0.7%		5,011,655
Options Purchased (Cost — $5,867) — 0.0%		—
Total Investments (Cost — $974,942,988) — 125.8%		892,354,703
Liabilities in Excess of Other Assets — (25.8)%		(183,119,027)

Net Assets — 100.0%		$709,235,676

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Issuer filed for bankruptcy and/or is in default of interest payments.

(d)	Variable rate security. Rate as of period end.

(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(f)	Zero-coupon bond.

(g)	Convertible security.

(h)	When-issued security.

(i)	During the year ended February 29, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at February 28, 2015	Shares Purchased		Shares Held at February 29, 2016	Value at February 29, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	5,011,655	[1]	5,011,655	$5,011,655	$1,270
iShares iBoxx $ High Yield Corporate Bond ETF	—	267,180		267,180	$21,395,774	$1,047,200
Total					$26,407,429	$1,048,470

[1] Represent net shares purchased/sold.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	All or a portion of security is held by a wholly owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly owned subsidiary.

(l)	Perpetual security with no stated maturity date.

(m)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	21

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments Outstanding as of Period End

Financial Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
(11)	German Euro BOBL Futures	March 2016	USD	1,595,474	$(17,937)
(3)	German Euro-Bund Futures	March 2016	USD	543,643	(20,889)
(2)	10-Year U.S. Treasury Note	June 2016	USD	261,031	(227)
Total					$(39,053)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	50,000	USD	55,078	Morgan Stanley & Co. International PLC	3/03/16	$(684)
EUR	150,000	USD	163,471	Royal Bank of Scotland PLC	3/03/16	(289)
GBP	75,000	USD	106,104	Morgan Stanley & Co. International PLC	3/03/16	(1,715)
USD	562,818	CAD	792,000	TD Securities, Inc.	3/03/16	(22,547)
USD	111,439	EUR	100,000	State Street Bank and Trust Co.	3/03/16	2,652
USD	110,963	EUR	100,000	State Street Bank and Trust Co.	3/03/16	2,176
USD	13,394,697	EUR	12,258,000	UBS AG	3/03/16	59,493
USD	101,990	GBP	71,000	Morgan Stanley & Co. International PLC	3/03/16	3,169
USD	50,861	GBP	35,000	State Street Bank and Trust Co.	3/03/16	2,146
USD	286,356	GBP	200,000	State Street Bank and Trust Co.	3/03/16	7,985
USD	3,782,761	GBP	2,648,000	UBS AG	3/03/16	97,137
USD	583,215	CAD	790,000	Westpac Banking Corp.	4/05/16	(689)
USD	13,243,635	EUR	12,153,000	Morgan Stanley & Co. International PLC	4/05/16	9,690
USD	3,965,762	GBP	2,862,000	Royal Bank of Scotland PLC	4/05/16	(18,240)
Total						$140,284

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price	Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD 942.86	6	—

Centrally Cleared Credit Default Swaps — Sell Protection

Issuer / Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Dow Jones CDX North America High Yield Index, Series 24, Version 2	5.00%	6/20/20	B+	USD	4,717	$(114,071)
Dow Jones CDX North America High Yield Index, Series 25, Version 1	5.00%	12/20/20	B+	USD	15,000	(17,036)
Total						$(131,107)

[1] Using Standard & Poor’s rating of the issuer or the underlying securities of the index, as applicable.
[2] The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Consolidated Financial Statements.

22	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$184,448	—	—	$184,448
Liabilities — Derivative Financial Instruments
Financial futures contracts	Net unrealized depreciation[1]	—	—	—	—	$39,053	—	$39,053
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$44,164	—	—	44,164
Swaps – centrally cleared	Net unrealized depreciation[1]	—	$131,107	—	—	—	—	131,107

Total		—	$131,107	—	$44,164	$39,053	—	$214,324

[1]

Includes cumulative appreciation (depreciation) on financial futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

For the year ended February 29, 2016, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Financial futures contracts	—	—	—	—	$40,481	—	$40,481
Forward foreign currency exchange contracts	—	—	—	$1,105,035	—	—	1,105,035
Swaps	—	$119,974	—	—	—	—	119,974

Total	—	$119,974	—	$1,105,035	$40,481	—	$1,265,490

Net Change in Unrealized Appreciation (Depreciation) on:
Financial futures contracts	—	—	—	—	$2,498	—	$2,498
Forward foreign currency exchange contracts	—	—	—	$(277,379)	—	—	(277,379)
Swaps	—	$(135,010)	—	—	—	—	(135,010)

Total	—	$(135,010)	—	$(277,379)	$2,498	—	$(409,891)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Financial futures contracts:
Average notional value of contracts — short	$2,357,633
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$28,042,950
Average amounts sold — in USD	$595,569
Credit default swaps:
Average notional value-buy protection	$9,819
Average notional value-sell protection	$8,065,345

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	23

Consolidated Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Financial futures contracts	—	$4,788
Forward foreign currency exchange contracts	$184,448	44,164
Swaps — Centrally cleared	77,375	—

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	261,823	48,952

Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(77,375)	(4,788)

Total derivative assets and liabilities subject to an MNA	$184,448	$44,164

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Morgan Stanley & Co. International PLC	$12,859	$(2,399)	—	—	$10,460
State Street Bank and Trust Co.	14,959	—	—	—	14,959
UBS AG	156,630	—	—	—	156,630

Total	$184,448	$(2,399)	—	—	$182,049

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Morgan Stanley & Co. International PLC	$2,399	$(2,399)	—	—	—
Royal Bank of Scotland PLC	18,529	—	—	—	$18,529
TD Securities, Inc.	22,547	—	—	—	22,547
Westpac Banking Corp.	689	—	—	—	689

Total	$44,164	$(2,399)	—	—	$41,765

[1] The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2] Net amount represents the net amount receivable from the counterparty in the event of default.
[3] Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements.

24	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Schedule of Investments (continued)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$17,245,773	$5,724,520	$22,970,293
Common Stocks	$1,394,890	139,540	426,470	1,960,900
Corporate Bonds	—	389,082,528	8,918,270	398,000,798
Floating Rate Loan Interests	—	406,779,614	26,851,447	433,631,061
Investment Companies	21,395,774	—	—	21,395,774
Non-Agency Mortgage-Backed Securities	—	1,256,345	—	1,256,345
Other Interests	—	—	3,123,012	3,123,012
Preferred Securities	1,765,315	3,229,494	—	4,994,809
Warrants	—	—	10,056	10,056
Short-Term Securities	5,011,655	—	—	5,011,655

Total	$29,567,634	$817,733,294	$45,053,775	$892,354,703

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$184,448	—	$184,448
Liabilities:
Foreign currency exchange contracts	—	(44,164)	—	(44,164)
Credit contracts	—	(131,107)	—	(131,107)
Interest rate contracts	$(39,053)	—	—	(39,053)

Total	$(39,053)	$9,177	—	$(29,876)

[1]

Derivative financial instruments are swaps, financial futures contracts and forward foreign currency exchange contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,802,999	—	—	$1,802,999
Cash pledged:
Centrally cleared swaps	1,260,000	—	—	1,260,000
Financial futures contracts	24,710	—	—	24,710
Foreign currency at value	41,849	—	—	41,849
Liabilities:
Bank borrowings payable	—	$(190,000,000)	—	(190,000,000)

Total	$3,129,558	$(190,000,000)	—	$(186,870,442)

During the year ended February 29, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	25

Consolidated Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Asset-Backed Securities	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of February 28, 2015	$1,175,186	$1,949,200	$16,414,679	$38,495,099	$3,165,836	$495,709	$61,695,709
Transfers into Level 3[1]	—	—	—	14,523,480	—	—	14,523,480
Transfers out of Level 3[2]	—	—	—	(8,077,016)	—	—	(8,077,016)
Accrued discounts/premiums	—	15,219	28,633	46,954	—	—	90,806
Net realized gain (loss)	(5,274,638)	(362,764)	710	(15,201)	(751)	—	(5,652,644)
Net change in unrealized appreciation (depreciation)[3,4]	4,114,235	(771,350)	(7,696,364)	(2,571,964)	71,057	(485,653)	(7,340,039)
Purchases	411,687	6,732,090	6,281,733	6,294,215	—	—	19,719,725
Sales	—	(1,837,875)	(6,111,121)	(21,844,120)	(113,130)	—	(29,906,246)

Closing Balance, as of February 29, 2016	$426,470	$5,724,520	$8,918,270	$26,851,447	$3,123,012	$10,056	$45,053,775

Net change in unrealized appreciation (depreciation) on investments still held at February 29, 2016[4]	$(1,160,400)	$(774,466)	$(7,696,364)	$(2,789,460)	$70,381	$(6,214)	$(12,356,523)

[1]

As of February 28, 2015, the Fund used significant observable inputs in determining the value of certain investments. As of February 29, 2016, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $14,523,480 transferred from Level 2 to Level 3 in the disclosure hierarchy.

[2]

As of February 28, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of February 29, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $8,077,016 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at February 29, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $32,586,734. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks	$415,717	Market Comparables	Last 12 Months EBITDA Multiple[1]	5.75x
			Illiquidity Discount[2]	20.00%
Corporate Bonds[3]	8,918,268	Discounted Cash Flow	Internal Rate of Return[2]	10.68% — 11.89%	11.29%
		Market Comparables	Last 12 Months EBITDA Multiple[1]	5.75x
			Illiquidity Discount[2]	20.00%
Other Interests and warrants	3,133,056	Market Comparables	Tangible Book Value Multiple[1]	1.20x
		Last Dealer Mark — Adjusted	Delta Adjustment Based on Daily Movement in the Common Equity[1]	80.00%

Total	$12,467,041

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[3]

For the period ended February 29, 2016, the valuation technique for certain investments classified as corporate bonds changed to an income approach. The investment was previously valued utilizing Last Transaction Price. An income approach was considered to be a more relevant measure of fair value for this investment.

See Notes to Consolidated Financial Statements.

26	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Statement of Assets and Liabilities

February 29, 2016

Assets
Investments at value — unaffiliated (cost — $945,719,107)	$865,947,274
Investments at value — affiliated (cost — $29,223,881)	26,407,429
Cash	1,802,999
Cash pledged:
Centrally cleared swaps	1,260,000
Financial futures contracts	24,710
Foreign currency at value (cost — $42,566)	41,849
Receivables:
Dividends	25
Interest	9,976,686
Investments sold	6,675,356
Swaps	2,739
Variation margin on centrally cleared swaps	77,375
Unrealized appreciation on forward foreign currency exchange contracts	184,448
Prepaid expenses	82,448
Other assets	78,604

Total assets	912,561,942

Liabilities
Payables:
Bank borrowings	190,000,000
Income dividends	230,429
Interest expense	184,293
Investment advisory fees	389,057
Investments purchased	11,869,662
Officer’s and Directors’ fees	233,834
Other accrued expenses	370,039
Variation margin on financial futures contracts	4,788
Unrealized depreciation on forward foreign currency exchange contracts	44,164
Contingencies[1]	—

Total liabilities	203,326,266

Net Assets	$709,235,676

Net Assets Consist of
Paid-in capital	$1,093,454,244
Undistributed net investment income	1,232,872
Accumulated net realized loss	(302,910,632)
Net unrealized appreciation (depreciation)	(82,540,808)

Net Assets	$709,235,676

Net asset value, based on net assets of $709,235,676 and 186,913,216 shares outstanding, 400 million shares authorized, $0.10 par value	$3.79

[1] See Note 12 of the Notes to Consolidated Financial Statements for details of contingencies.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	27

Consolidated Statement of Operations

Year Ended February 29, 2016

Investment Income
Interest	$55,817,021
Dividends — affiliated	1,048,470
Dividends — unaffiliated	55,507
Foreign taxes withheld	(5,679)

Total income	56,915,319

Expenses
Investment advisory	5,593,002
Professional	234,839
Accounting services	130,216
Transfer agent	99,565
Registration	56,973
Custodian	54,130
Officer and Directors	47,338
Printing	36,878
Miscellaneous	116,985

Total expenses excluding interest expense and income tax	6,369,926
Interest expense	2,519,002
Income tax	93,305

Total expenses	8,982,233
Less fees waived by the Manager	(575)

Total expenses after fees waived	8,981,658

Net investment income	47,933,661

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(29,283,024)
Financial futures contracts	40,481
Foreign currency transactions	1,281,241
Swaps	119,974

(27,841,328)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(59,432,890)
Investments — affiliated	(2,816,452)
Financial futures contracts	2,498
Foreign currency translations	(268,649)
Swaps	(135,010)

(62,650,503)

Net realized and unrealized loss	(90,491,831)

Net Decrease in Net Assets Resulting from Operations	$(42,558,170)

See Notes to Consolidated Financial Statements.

28	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Statements of Changes in Net Assets

	Year Ended
Increase (Decrease) in Net Assets:	February 29, 2016	February 28, 2015

Operations
Net investment income	$47,933,661	$54,411,245
Net realized loss	(27,841,328)	(12,632,459)
Net change in unrealized appreciation (depreciation)	(62,650,503)	(14,490,147)

Net increase (decrease) in net assets resulting from operations	(42,558,170)	27,288,639

Distributions to Shareholders[1]
From net investment income	(50,092,741)	(55,139,401)

Net Assets
Total decrease in net assets	(92,650,911)	(27,850,762)
Beginning of year	801,886,587	829,737,349

End of year	$709,235,676	$801,886,587

Undistributed (distributions in excess of) net investment income, end of year	$1,232,872	$(263,640)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	29

Consolidated Statement of Cash Flows

Year Ended February 29, 2016

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(42,558,170)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	567,340,440
Purchases of long-term investments	(456,463,785)
Net purchases of short-term securities	(5,011,655)
Amortization of premium and accretion of discount on investments	182,255
Net realized loss on investments	29,639,154
Net unrealized loss on investments and foreign currency translations	62,471,577
(Increase) decrease in assets:
Cash pledged:
Financial futures contracts	249,290
Centrally cleared swaps	(1,260,000)
Receivables:
Interest	1,294,783
Swaps	(967)
Dividends	(7)
Variation margin on centrally cleared swaps	(77,375)
Swap premiums paid	656
Prepaid expenses	(72,071)
Other assets	118,848
Increase (decrease) in liabilities:
Payables:
Investment advisory fees	(69,966)
Interest expense	(28,343)
Other accrued expenses	(12,533)
Officer’s and Directors’ fees	904
Variation margin on financial futures contracts	(25,837)
Swap premiums received	(1,405)

Net cash provided by operating activities	155,715,793

Cash Used for Financing Activities
Proceeds from bank borrowings	271,000,000
Payments on bank borrowings	(376,000,000)
Payments for offering costs	(60,420)
Dividends paid to Common Shareholders	(50,043,979)
Amortization of deferred offering costs	47,168

Net cash used for financing activities	(155,057,231)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	$(849)

Cash and Foreign Currency
Net increase in cash and foreign currency	657,713
Cash and foreign currency at value at beginning of year	1,187,135

Cash and foreign currency at value at end of year	$1,844,848

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$2,547,345

See Notes to Consolidated Financial Statements.

30	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Consolidated Financial Highlights

	Year Ended February 29, 2016	Year Ended February 28,				Year Ended February 29, 2012
		2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of year	$4.29	$4.44	$4.38	$4.13		$4.28

Net investment income[1]	0.26	0.29	0.30	0.33		0.33
Net realized and unrealized gain (loss)	(0.49)	(0.14)	0.10	0.25		(0.16)

Net increase (decrease) from investment operations	(0.23)	0.15	0.40	0.58		0.17

Distributions:[2]
From net investment income	(0.27)	(0.30)	(0.33)	(0.33)		(0.32)
From return of capital	—	—	(0.01)	—		—

Total distributions	(0.27)	(0.30)	(0.34)	(0.33)		(0.32)

Net asset value, end of year	$3.79	$4.29	$4.44	$4.38		$4.13

Market price, end of year	$3.32	$3.81	$4.08	$4.46		$4.13

Total Return[3]
Based on net asset value	(4.73)%	4.15%	9.91%	14.78%		4.53%

Based on market price	(6.03)%	0.66%	(0.81)%	16.87%		10.47%

Ratios to Average Net Assets
Total expenses	1.18% [4]	1.24%	1.38% [5]	1.41%	[6]	1.44%

Total expenses after fees waived and paid indirectly	1.18% [4]	1.24%	1.38% [5]	1.41%	[6]	1.44%

Total expenses after fees waived and paid indirectly and excluding interest expense and income tax	0.84% [4]	0.89%	1.00% [5]	1.04%	[7]	1.06% [7]

Net investment income	6.29%	6.68%	6.80%	7.89%	[6]	7.99%

Supplemental Data
Net assets, end of year (000)	$709,236	$801,887	$829,737	$474,953		$445,824

Borrowings outstanding, end of year (000)	$190,000	$295,000	$315,000	$190,000		$145,000

Asset coverage, end of year per $1,000 of bank borrowings	$4,733	$3,719	$3,634	$3,500		$4,075

Portfolio turnover rate	41%	54%	54%	72%		59%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]

Includes reorganization costs. Without these costs, total expenses, total expenses after fees waived, and total expenses after fees waived and excluding interest expense and income tax would have been 1.31%, 1.31% and 0.94%, respectively.

[6]	Restated to include income taxes for the consolidated entity.

[7]

For the years ended February 28, 2013 and February 29, 2012, the total expense ratio after fees waived and excluding interest expense, borrowing costs and income tax were 0.98% and 0.95%, respectively.

See Notes to Consolidated Financial Statements.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	31

Notes to Consolidated Financial Statements

1. Organization:

BlackRock Debt Strategies Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund is organized as a Maryland corporation. The Fund determines and makes available for publication the NAV of its Common Shares on a daily basis.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of closed-end funds referred to as the Closed-End Complex.

Basis of Consolidation: The accompanying consolidated financial statements of the Fund include the account of the DSU Subsidiary, LLC (the “Taxable Subsidiary”), which is a wholly owned taxable subsidiary of the Fund. The Taxable Subsidiary enables the Fund to hold an investment in an operating company and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the Taxable Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations. The Fund may invest up to 25% of its total assets in the Taxable Subsidiary. The net assets of the Taxable Subsidiary as of period end were $3,670,904, which is 0.5% of the Fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Taxable Subsidiary is subject to the same investment policies and restrictions that apply to the Fund.

2. Significant Accounting Policies:

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., financial futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Fund’s current and

32	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Notes to Consolidated Financial Statements (continued)

accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, the Fund has capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current and accumulated earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of the Fund’s distributions paid during the year.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Consolidated Statement of Assets and Liabilities and will remain as a liability of the Fund until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Consolidated Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the consolidated financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	33

Notes to Consolidated Financial Statements (continued)

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Financial futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

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Notes to Consolidated Financial Statements (continued)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments and derivative financial instruments have been included in the Consolidated Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period.

The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Fund may subsequently have to reinvest the proceeds at lower interest rates. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”), there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”) include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), which are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	35

Notes to Consolidated Financial Statements (continued)

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or in the case of trust preferred securities, by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the trust preferred securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle the Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for the Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Fund’s investment policies.

When the Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor

36	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Notes to Consolidated Financial Statements (continued)

any rights of offset against the borrower. The Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. The Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage economically its exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Fund invests in long and/or short positions in financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited, if any, is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Fund as unrealized appreciation (depreciation) and, if applicable, as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities.

When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments including equity risk and/or interest rate risk and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	37

Notes to Consolidated Financial Statements (continued)

purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written).When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (“swaptions”) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies (foreign currency exchange rate risk). When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold (receipts from the foreign currency purchased). Such transactions may be effected with respect to hedges on non-U.S. dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: The Fund enters into swap agreements in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation).

For OTC swaps, any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the OTC swap. Payments received or made by the Fund for OTC swaps are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) in the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the

38	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Notes to Consolidated Financial Statements (continued)

protection buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occur. As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Master Netting Arrangements: In order to better define the Fund’s contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund’s counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, the Fund may pay interest pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory Fees

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets plus the proceeds of any debt securities or outstanding borrowings used for leverage at an annual rate of 0.55%.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	39

Notes to Consolidated Financial Statements (continued)

The Manager provides investment management and other services to the Taxable Subsidiary. The Manager does not receive separate compensation from the Taxable Subsidiary for providing investment management or administrative services. However, the Fund pays the Manager based on the Fund’s net assets plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

Distribution Fees

The Fund has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of the Fund’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Fund will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of the fund’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL.

Waivers

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Consolidated Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any.

Officers and Directors Fees

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Consolidated Statement of Operations.

7. Purchases and Sales:

For the year ended February 29, 2016, purchases and sales of investments, including paydowns and excluding short-term securities were $418,617,728 and $542,051,507, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended February 29, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of February 29, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, amortization methods on fixed income securities, foreign currency transactions, non-deductible expenses and expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(17,454,783)
Undistributed net investment income	$3,655,592
Accumulated net realized loss	$13,799,191

The tax character of distributions paid was as follows:

	2/29/16	2/28/15
Ordinary income	$50,092,741	$55,139,401

Total	$50,092,741	$55,139,401

40	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Notes to Consolidated Financial Statements (continued)

As of period end, the tax components of accumulated net losses were as follows:

Undistributed ordinary income	$3,581,497
Capital loss carryforwards	(279,843,701)
Net unrealized losses[1]	(88,549,052)
Qualified late-year losses[2]	(19,407,312)

Total	$(384,218,568)

[1]

The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, income recognized from pass-through entities, the deferral of compensation to directors and an investment in a wholly owned subsidiary.

[2]	The Fund has elected to defer certain qualified late year losses and recognize such losses in the next taxable year.

As of February 29, 2016, the Fund had a capital loss carryforward available to offset future realized capital gains through the indicated expiration dates as follows:

Expires February 28,
No expiration date[3]	$43,165,567
2017	64,528,254
2018	155,847,890
2019	16,301,990

Total	$279,843,701

[3]	Must be utilized prior to losses subject to expiration.

As of period end, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$980,575,606

Gross unrealized appreciation	$7,913,183
Gross unrealized depreciation	(96,134,086)

Net unrealized depreciation	$(88,220,903)

9. Bank Borrowings:

The Fund is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to the Fund. As of period end, the Fund has not received any notice to terminate. The Fund has granted a security interest in substantially all of its assets to SSB. The SSB Agreement allows for a maximum commitment amount of $405,000,000.

Advances will be made by SSB to the Fund, at the Fund’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above the Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR.

In addition, the Fund paid a facility fee and may pay a commitment fee (based on the daily unused portion of the commitments). The commitment fees are waived if the Fund meets certain conditions. The fees associated with each of the agreements are included in the Consolidated Statement of Operations as borrowing costs, if any. Advances to the Fund as of period end are shown in the Consolidated Statement of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

The Fund may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

For the year ended February 29, 2016, the average amount of bank borrowings and the daily weighted average interest rates for loans under the revolving credit agreement was $254,199,454 and 0.99%, respectively.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	41

Notes to Consolidated Financial Statements (continued)

10. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform. The Fund may be exposed to counterparty credit risk with respect to options written to the extent the Fund deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

11. Capital Share Transactions:

The Fund is authorized to issue 400 million shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

The Fund filed a final prospectus with the U.S. Securities and Exchange Commission (“SEC”) allowing it to issue an additional 16,125,000 Common Shares through an equity shelf program (a “Shelf Offering”). Under the Shelf Offering, the Fund, subject to market conditions, may raise additional

42	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Notes to Consolidated Financial Statements (concluded)

equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). The Fund has not issued any Common Shares through the shelf offering. See Additional Information—Shelf Offering Program for additional information about the Shelf Offering.

Costs incurred by the Fund in connection with the Shelf Offering are recorded as a deferred charge and amortized over 12 months.

For the years ended February 29, 2016, and February 28, 2015, shares issued and outstanding remained constant.

12. Contingencies:

In May 2015, the Motors Liquidation Company Avoidance Action Trust, as the Trust Administrator and Trustee of the General Motors bankruptcy estate, began serving amended complaints on defendants, which include former holders of certain General Motors debt (the “Debt”), in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. In addition to the Fund, the lawsuit also names over five hundred other institutional investors as defendants, some of which are also managed by BlackRock Advisors, LLC or its affiliates. The plaintiffs are seeking an order that the Fund and other defendants return proceeds received in 2009 in full payment of the principal and interest on the Debt. The holders received a full repayment of a term loan pursuant to a court order in the General Motors bankruptcy proceeding with the understanding that the Debt was fully secured at the time of repayment. The plaintiffs contend that the Fund and other defendants were not secured creditors at the time of the 2009 payments and therefore not entitled to the payments in full. The Fund cannot predict the outcome of the lawsuit, or the effect, if any, on the Fund’s net asset value. As such, no liability for litigation related to this matter is reflected in the consolidated financial statements. Management cannot determine the amount of loss that will be realized by the Fund but does not expect the loss to exceed the payment received in 2009. The amount of the proceeds received in 2009 is $1,385,823.

13. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s consolidated financial statements was completed through the date the consolidated financial statements were issued and the following items were noted:

The Fund paid a net investment income dividend of $0.02 per share on March 31, 2016 to Common Shareholders of record on March 15, 2016.

Additionally, the Fund declared a net investment income dividend of $0.02 per share on April 1, 2016 payable to Common Shareholders of record on April 15, 2016.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Debt Strategies Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Debt Strategies Fund, Inc. and Subsidiary (the “Fund”), as of February 29, 2016, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of February 29, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Debt Strategies Fund, Inc. and Subsidiary as of February 29, 2016, the consolidated results of their operations and their cash flows for the year then ended, the consolidated changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

April 27, 2016

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the fiscal year ended February 29, 2016.

Interest-Related Dividends for Non-US Residents[1]
March 2015	81.70%
April 2015	80.82%
May 2015 — Jan 2016	80.66%
February 2016	79.57%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident alien and foreign corporations.

44	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Automatic Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Fund declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participant’s accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	45

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Directors[2]
Richard E. Cavanagh 1946	Chair of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board, Chair of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Frank J. Fabozzi 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Director	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

46	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Directorships
Independent Directors[2]
W. Carl Kester 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
[1] The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof.

[3]    Date shown is the earliest date a person has served for the Funds in the Closed-End Complex. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Directors[5]
Barbara G. Novick 1960	Director	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 231 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 329 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of a complex of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon a finding of good cause thereof.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	47

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served as an officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2014 (Director); Since 2011 (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Directors for details.
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Fund serve at the pleasure of the Board.

Effective December 31, 2015, Kathleen F. Feldstein and James T. Flynn retired as Directors of the Fund.

Effective March 1, 2016, Catherine A. Lynch was appointed to serve as a Director and a Member of the Audit Committee of the Fund.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Director of the Fund.

Effective April 27, 2016, Mitchell Garfin became a portfolio manager of the Fund. The other portfolio managers are James Keenan and C. Adrian Marshall.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

48	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Additional Information

Fund Certification

The Fund is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The portion of dividend distributions that exceeds the Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Dividend distributions in excess of the Fund’s taxable income and net capital gains, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Consolidated Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

DSU’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.

During the period there were no material changes in the Fund’s investment objectives or policies or to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that were not approved by shareholders or in the principal risk factors associated with investment in the Fund. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 882-0052.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	49

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Fund on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Fund. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, the Fund may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, the Fund may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Fund’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks — including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

The Fund has filed a final prospectus with the SEC in connection with its Shelf Offering. This report is not an offer to sell Fund Common Shares or a solicitation to buy Fund Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus contains important information about the Fund, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of the Fund carefully and in its entirety before investing. A copy of the final prospectus for the Fund can be obtained from BlackRock at http://www.blackrock.com.

50	BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK DEBT STRATEGIES FUND, INC.	FEBRUARY 29, 2016	51

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEFDSU-2/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$100,063	$100,063	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

[1] The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

[2] The nature of the services includes tax compliance, tax advice and tax planning.

[3] Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Debt Strategies Fund, Inc.	$15,402	$15,402

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

	(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi W. Carl Kester Karen P. Robards

	(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

	(a)(1)	The Fund is managed by a team of investment professionals comprised of James E. Keenan, Managing Director at BlackRock, C. Adrian Marshall, Managing Director at BlackRock and Mitchell Garfin, Managing Director at BlackRock. Messrs. Keenan, Marshall and Garfin are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Messrs. Keenan and Marshall have been members of the Fund’s management team since 2009. Mr. Garfin has been a member of the Fund’s portfolio management team since 2016.

Portfolio Manager	Biography
James E. Keenan	Managing Director of BlackRock since 2008 and Head of the Leveraged Finance Portfolio team; Director of BlackRock from 2006 to 2007.
C. Adrian Marshall	Managing Director of BlackRock since 2013; Director of BlackRock from 2007 to 2013; Vice President of BlackRock from 2004 to 2007.
Mitchell Garfin	Managing Director of BlackRock since 2009; Director of BlackRock from 2005 to 2008.

  (a)(2) As of February 29, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
James E. Keenan	12	27	18	0	1	4
	$23.93 Billion	$12.89 Billion	$6.84 Billion	$0	$0.10 Million	$743.0 Million
C. Adrian Marshall	7	21	17	0	3	0
	$4.49 Billion	$6.51 Billion	$2.73 Billion	$0	$0.34 Million	$0
Mitchell Garfin*	12	13	24	0	0	4
	$24.62 Billion	$9.38 Billion	$9.37 Billion	$0	$0	$788.8 Million

*	Information for Mr. Garfin is provided as of March 31, 2016.

(iv)	Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.    It should also be noted that Messrs. Keenan, Marshall and Garfin may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Keenan, Marshall and Garfin may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	Portfolio Manager Compensation Overview

 The discussion below describes the portfolio managers’ compensation as of February 29, 2016 for Messrs. Keenan and Marshall and as of April 27, 2016 for Mr. Garfin.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.   Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Managers	Applicable Benchmarks
C. Adrian Marshall	A combination of market-based indices (e.g., S&P Leveraged All Loan Index), certain customized indices and certain fund industry peer groups.
James Keenan Mitchell Garfin	A combination of market-based indices (e.g., The Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)	Beneficial Ownership of Securities – As of February 29, 2016 for Messrs. Keenan and Marshall.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
James Keenan	$10,001 - $50,000
C. Adrian Marshall	None

As of April 27, 2016 for Mr. Garfin.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Mitchell Garfin	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Debt Strategies Fund, Inc.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski

John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 2, 2016

By:	/s/ Neal J. Andrews

Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Debt Strategies Fund, Inc.

Date: May 2, 2016